UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

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FRANKLIN CAPITAL CORPORATION

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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FRANKLIN CAPITAL CORPORATION

100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On March 30, 2005

     The 2004 Annual Meeting of the Stockholders (the “Annual Meeting”) of Franklin Capital Corporation, a Delaware corporation (the “Company”), will be held on March 30, 2005, at 10:00 a.m., at the Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401 for the following purposes, each of which is described more fully in the accompanying proxy statement:

1.	Proposal No. 1: To elect Lytle Brown III as a Class I Director to hold office for a three-year term expiring in 2007, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

2.	Proposal No. 2: To ratify the appointment by the Board of Directors of the Company (the “Board”) of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as independent auditors for the fiscal year ended December 31, 2004;

3.	Proposal No. 3: The authorization and approval of the stock option component of the stock option and restricted stock plan for the Company (the “New Plan”);

4.	Proposal No. 4: The authorization and approval of the restricted stock component of the New Plan;

5.	Proposal No. 5: To authorize and approve the payment of cash and equity compensation to Milton “Todd” Ault III (“Ault”), Lynne Silverstein (“Silverstein”), and Louis Glazer and Melanie Glazer (the “Glazers”), each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the Delaware General Corporate Law (“DGCL”)) of the Company;

6.	Proposal No. 6: To authorize and approve the sale of common stock par value $1.00 of the Company (“Common Stock”), warrants to purchase Common Stock (“Warrants”) and other securities representing indebtedness convertible into Common Stock to Ault, Silverstein and the Glazers, each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the DGCL) on terms that are approved by the Board consistent with its fiduciary duties and market terms existing at the time of such offering, including those relating to price per share, interest rate, warrant coverage and registration rights for such issuances and the requirements of applicable law, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), as described in this proxy statement;

7.	Proposal No. 7: To authorize and approve the certificate of amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) to reduce the par value of the Common Stock from $1.00 per share to $0.33 per share and effect a three-for-one split of the Common Stock (the “Stock Split”);

8.	Proposal No. 8: To authorize and approve the prospective issuance of bonds, notes or other evidences of indebtedness that are convertible into Common Stock (“Convertible Bonds,” “Convertible Notes” or “Other Convertible Indebtedness”) in accordance with the requirements of the Investment Company Act;

9.	Proposal No. 9: To authorize and approve the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act;

10.	Proposal No. 10: To authorize and approve the Certificate of Amendment to change the name of the Company to “Patient Safety Technologies, Inc.”;

11.	Proposal No. 11: To authorize and approve the Certificate of Amendment to decrease the authorized number of shares of Common Stock from 50,000,000 shares to 25,000,000 shares and decrease the authorized number of shares of preferred stock (“Preferred Stock”) from 10,000,000 shares to 1,000,000 shares; and

12.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board has fixed the close of business on February 28, 2005 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock and one vote for each share of Preferred Stock held on the Record Date.

By Order of the Board of Directors

/s/ Milton “Todd” Ault III

Chairman and Chief Executive Officer

Santa Monica, California

March 7, 2005

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

FRANKLIN CAPITAL CORPORATION

100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
March 30, 2005

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

      You have been sent this proxy statement and the enclosed proxy card because Franklin Capital Corporation (the “Company”) is soliciting your proxy to vote at the Annual Meeting on the proposals described in this proxy statement (the “Proposals”). You are invited to attend the Annual Meeting to vote in person on the Proposals. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card to indicate your vote with respect to each of the Proposals. The Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy cards are first being mailed to stockholders on or about March 7, 2005.

Who can vote at the Annual Meeting?

      Only stockholders of record at the close of business on February 28, 2005 (the “Record Date”) will be entitled to vote at the Annual Meeting. As of the Record Date, there were 1,758,776 shares of Common Stock and 10,950 shares of Preferred Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

      If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company encourages you to fill out and return the enclosed proxy card to ensure your representation at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

      If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization on how to vote the shares in your account. You are also invited to attend the Annual Meeting, as discussed further below. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. Your brokerage firm, bank, dealer or other agent should have provided you a voting instruction card for you to use in directing the stockholder of record how to vote your shares or obtain a proxy allowing you to vote your shares personally.

What am I voting on?

      There are eleven matters scheduled for a vote at the Annual Meeting:

•	Proposal No. 1: The election of Lytle Brown III as a Class I Director to hold office for a three-year term expiring in 2007, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

•	Proposal No. 2: The ratification of the appointment by the Board of Directors of the Company (the “Board”) of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as independent auditors for the fiscal year ended December 31, 2004;

•	Proposal No. 3: The authorization and approval of the stock option component of the stock option and restricted stock plan for the Company (the “New Plan”);

•	Proposal No 4: The authorization and approval of the restricted stock component of the New Plan;

•	Proposal No. 5: The authorization and approval of the payment of cash and equity compensation to Milton “Todd” Ault III (“Ault”), Lynne Silverstein (“Silverstein”), and Louis Glazer and Melanie Glazer (the “Glazers”), each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the Delaware General Corporate Law (“DGCL”)) of the Company;

•	Proposal No. 6: The authorization and approval of the sale of common stock par value $1.00 of the Company (“Common Stock”), warrants to purchase Common Stock (“Warrants”) and other securities representing indebtedness convertible into Common Stock to Ault, Silverstein and the Glazers, each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the DGCL), on terms that are approved by the Board consistent with its fiduciary duties and market terms existing at the time of such offering, including those relating to price per share, interest rate, warrant coverage and registration rights for such issuances and the requirements of applicable law, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), as described in this proxy statement;

•	Proposal No. 7: The authorization and approval of the certificate of amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) to reduce the par value of the Common Stock from $1.00 per share to $0.33 per share and effect a three-for-one split of the Common Stock (the “Stock Split”);

•	Proposal No. 8: The authorization and approval of the prospective issuance of bonds, notes or other evidences of indebtedness that are convertible into Common Stock (“Convertible Bonds,” “Convertible Notes” or “Other Convertible Indebtedness”) in accordance with the requirements of the Investment Company Act;

•	Proposal No. 9: The authorization and approval of the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act;

•	Proposal No. 10: The authorization and approval of the Certificate of Amendment to change the name of the Company to “Patient Safety Technologies, Inc.”;

•	Proposal No. 11: The authorization and approval of the Certificate of Amendment to decrease the authorized number of shares of Common Stock from 50,000,000 shares to 25,000,000 shares and decrease the authorized number of shares of Preferred Stock from 10,000,000 shares to 1,000,000 shares; and

•	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Each of these Proposals, as well as the recommendation of the Board with respect to each of these Proposals, are described in greater detail elsewhere in this proxy statement.

How do I vote?

      With respect to the election of directors, you may either vote “FOR” the nominee proposed by the Board or you may abstain from voting for the nominee specified. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. The procedures for voting are fairly straightforward, as described below.

Stockholder of Record: Shares Registered in Your Name

      If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the Annual Meeting, where you will be given a ballot to vote on each of the proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage prepaid envelope provided. If you are a holder of record of Common Stock, you should complete, sign and date the proxy card marked with “Common Stock” in the upper right hand corner. If you are a holder of record of Preferred Stock, you should complete, sign and date the proxy card marked with “Preferred Stock” in the upper right hand corner. If you are a holder of record of both Common Stock and Preferred Stock, you should complete, sign and date both proxy cards. So long as we receive your signed proxy card by the Annual Meeting, your shares will be voted as you have directed on the card.

      Whether or not you plan to attend the Annual Meeting, the Company encourages you to vote by proxy to ensure your representation at the Annual Meeting. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

      If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer, or other similar organization, you should have received a voting instruction card with these proxy materials from that organization. Simply complete and mail the voting instruction card to ensure your representation at the Annual Meeting. Alternatively, you may vote in person at the Annual Meeting. However, to vote in person at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization. Follow the instructions from your brokerage firm, bank, dealer, or other similar organization included with these proxy materials, or contact your brokerage firm, bank, dealer, or other similar organization to request a proxy form.

      If your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares only with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of certain self-regulatory organizations, such as the New York Stock Exchange and the American Stock Exchange, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (which are considered shares for which the brokerage firm, bank, dealer, or other similar organization or nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals).

How many votes do I have?

      On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock and one vote for each share of Preferred Stock you own as of the Record Date. The Common Stock and Preferred Stock will vote together as a single class with regard to each of the proposals to be considered at the Annual Meeting. In addition, the Common Stock and Preferred Stock will each vote as a separate class with regard to Proposal Nos. 7, 10 and 11.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “FOR” the election of the nominee for director and “FOR” each of the other proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card as your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

      The Company will pay for the entire cost of soliciting proxies. The Company may also reimburse brokerage firms, banks, dealers, or other similar organizations or agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, the Company’s directors and officers may also solicit proxies in person, by telephone or by other means of communication; however, directors and officers will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card marked “Common Stock” or “Preferred Stock” in the upper right hand corner, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Can I change my vote after submitting my proxy card?

      You can change your vote by revoking your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card at a later date.

•	You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401.

•	You may attend the Annual Meeting and vote in person in accordance with the procedures specified above. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

      Following the final vote at the Annual Meeting, you may not revoke your proxy or otherwise change your vote.

How are votes counted?

      Votes will be counted by the inspector of election appointed for the Annual Meeting.

How many votes are needed to approve each proposal?

•	Proposal No. 1: Proposal No. 1 (the election of Lytle Brown III as a Class I Director to hold office for a three-year term expiring in 2007, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended) will be approved if a plurality of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•	Proposal No. 2: Proposal No. 2 (the ratification of the appointment by the Board of Rothstein Kass to serve as independent auditors for the fiscal year ended December 31, 2004) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•	Proposal No. 3: Proposal No. 3 (the authorization and approval of a the stock option component of the New Plan) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•	Proposal No. 4: Proposal No. 4 (the authorization and approval of the restricted stock component of the New Plan) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•	Proposal No. 5: Proposal No. 5 (the authorization and approval of the payment of cash and equity compensation to Ault, Silverstein and the Glazers, each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company) will be approved if at least 66 2/3% of the outstanding shares of Common Stock and Preferred Stock (excluding any shares owned by Ault Glazer, Ault, Silverstein and the Glazers), voting together as a single class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 5.

•	Proposal No. 6: Proposal No. 6 (the authorization and approval of the sale of Common Stock, Warrants, and other securities representing indebtedness convertible into Common Stock to Ault, Silverstein and the Glazers, each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company) will be approved if at least 66 2/3% of the outstanding shares of Common Stock and Preferred Stock (excluding any shares owned by Ault Glazer, Ault, Silverstein and the Glazers), voting together as a single class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 6.

•	Proposal No. 7: Proposal No. 7 (the authorization and approval of the Certificate of Amendment to reduce the par value of the Common Stock from $1.00 per share to $0.33 per share and effect a three-for-one stock split of the Common Stock ) will be approved if a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class at the Annual Meeting, are voted “FOR” the proposal, a majority of the outstanding shares of Common Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal, and a majority of the outstanding shares of Preferred Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 7.

•	Proposal No. 8: Proposal No. 8 (the authorization and approval of the prospective issuance of Convertible Bonds, Convertible Notes or Other Convertible Indebtedness in accordance with the requirements of the Investment Company Act) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•	Proposal No. 9: Proposal No. 9 (the authorization and approval of the Board to withdraw the Company’s election to be treated as a BDC pursuant to Section 54(c) under Investment Company Act) will be approved if a “majority of the outstanding shares” of the Common Stock and Preferred Stock, voting together as a single class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 9.

For purposes of this Proposal No. 9 only, the vote of a “majority of the outstanding shares” means the vote (A) of 67 per centum or more of the voting securities present at the Annual Meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Company, whichever is the less.

•	Proposal No. 10: Proposal No. 10 (the authorization and approval of the Certificate of Amendment to change the name of the Company to “Patient Safety Technologies, Inc.”) will be approved if a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class at the Annual Meeting, are voted “FOR” the proposal, a majority of the outstanding shares of Common Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal, and a majority of the outstanding shares of Preferred Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 10.

•	Proposal No. 11: Proposal No. 11 (the authorization and approval of the Certificate of Amendment to decrease the authorized number of shares of Common Stock from 50,000,000 shares to 25,000,000 shares and decrease the authorized number of shares of Preferred Stock from 10,000,000 shares to 1,000,000 shares) will be approved if a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class at the Annual Meeting, are voted “FOR” the proposal, a majority of the outstanding shares of Common Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal, and a majority of the outstanding shares of Preferred Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 11.

•	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The approval of each proposal described in this proxy statement is independent from the approval of each of the other proposals described in this proxy statement. However, Proposal Nos. 3, 4, 8, 9 and 10 have certain provisions which make them interrelated. Specifically, in the event that Proposal No. 9 (authorization and approval of the Board to withdraw the Company’s election to be treated as a BDC) is approved, the limitations placed on the Company as a BDC, which are described in Proposal Nos. 3, 4, 8 and 10, will no longer be applicable to the Company upon its filing of an election with the SEC to no longer be regulated as a BDC under the Investment Company Act.

What is the quorum requirement?

      A quorum of stockholders is necessary to hold a valid meeting. For purposes of Proposal Nos. 1, 2, 3, 4, 5, 6, 8 and 9, a quorum will be present if at least a majority of the outstanding shares of Common Stock and Preferred Stock are represented by stockholders present at the Annual Meeting or by proxy. In addition, a quorum will be present for Proposal Nos. 7, 10 and 11 if at least (i) a majority of the outstanding shares of Common Stock and Preferred Stock are represented by stockholders present at the Annual Meeting or by proxy; (ii) a majority of the outstanding shares of Common Stock are represented by stockholders present at the Annual Meeting or by proxy; and (iii) a majority of the outstanding shares of Preferred Stock are represented by stockholders present at the Annual Meeting or by proxy. As of the Record Date, there were 1,758,776 shares of Common Stock and 10,950 shares of Preferred Stock outstanding and entitled to vote.

      Your shares will be counted towards the quorum only if you submit a valid proxy card or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

      Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

How can I find out the results of the voting at the Annual Meeting?

      Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published promptly after certification in a press release or current report on Form 8-K, as well as in the Company’s Form 10-Q for the quarter ending March 31, 2005.

Background

      On June 23, 2004, the Company entered into a Letter of Understanding (the “LOU”) with Ault Glazer & Company Investment Management, LLC (“Ault Glazer”). This LOU set forth the understandings and agreements of the Company and Ault Glazer with respect to the initial steps in the execution of a strategic restructuring and recapitalization plan for the Company (the “Restructuring Plan”). The Restructuring Plan

was intended to maximize stockholder value through, among other things, (i) a shift in the Company’s investment strategy away from the radio and telecommunications industry toward a focus on the medical products/health care solutions and the financial service industries, (ii) the liquidation of the Company’s investments (including Excelsior Radio Networks, Inc. (“Excelsior”)), (iii) the raising of new capital to fund new investments, and (iv) the election of new directors and officers with experience and expertise in the medical products/health care solutions and the financial services industries.

      On October 22, 2004, the Company held a special meeting of stockholders to approve certain proposals relating to the Restructuring Plan (the “Special Meeting”). The stockholders approved the following proposals at the Special Meeting:

•	the election of directors;

•	the amendment and restatement of the Company’s certificate of incorporation to increase the authorized number of shares of the Company’s Common Stock from 5,000,000 shares to 50,000,000 shares;

•	the amendment and restatement of the Company’s certificate of incorporation to increase the authorized number of shares of the Company’s Preferred Stock from 5,000,000 shares to 10,000,000 shares;

•	the amendment and restatement of the Company’s certificate of incorporation to provide for the limitation of liability of the Company’s directors to the fullest extent permitted by law;

•	the amendment and restatement of the Company’s certificate of incorporation to provide for the classification of the Board into three staggered classes of directors;

•	the sale by the Company to Quince Associates, LP (“Quince”) of all of the shares, and warrants to purchase shares of common stock, of Excelsior owned by the Company for an aggregate purchase price of approximately $1.5 million; and

•	the sale by the Company of up to 5,000,000 shares of Common Stock and warrants to purchase up to an additional 1,500,000 shares of Common Stock.

      The authorization and approval of the sale by the Company of Common Stock and Warrants to Ault, Silverstein, and the Glazers, each of whom may be deemed to be “interested stockholders” (as defined in Section 203 of the DGCL) of the Company, was not approved at the Special Meeting and is being submitted for reconsideration at the Annual Meeting as Proposal No. 6. Unlike the earlier proposal which stockholders did not approve at the Special Meeting, Proposal No. 6, in addition to seeking authorization for issuance of Common Stock and Warrants, also includes authorization for the issuance of other securities representing indebtedness to Ault, Silverstein, and the Glazers.

      On October 22, 2004, Mr. Stephen L. Brown, resigned from his positions as the Company’s Chairman and Chief Executive Officer. Similarly, Hiram M. Lazar also resigned from his positions as the Company’s Chief Financial Officer and Secretary. To fill the vacancies created by these resignations, the newly elected Board (consisting of Louis Glazer, Alice Campbell, Herbert Langsam, and Lytle Brown III) appointed Ault to serve as the Company’s Chairman and Chief Executive Officer and Silverstein to serve as the Company’s President and Secretary.

Subsequent Events

      On February 25, 2005, the Company purchased SurgiCount Medical Inc. (“SurgiCount”), a privately held, California-based developer of patient safety devices. Under the terms of the agreement, the Company paid to Brian Stewart and Dr. William Stewart, the holders of 100% of the outstanding capital stock of SurgiCount (the “Shareholders”), consideration in the amount of $340,000 in cash and 200,000 shares of Common Stock, of which 10,000 shares of Common Stock will be held in escrow until August 2005. In addition, if certain milestones are satisfied, the Company will issue up to an additional 33,334 shares of Common Stock to the Shareholders.

Background of Ault Glazer and its Relationship with the Company

      Ault Glazer is a private investment management firm headquartered in Santa Monica, California that currently manages approximately $20 million in individual client accounts and private investment funds. Together, Ault, Silverstein, and the Glazers own 100% of the outstanding membership interests in Ault Glazer. Ault serves as the Chief Investment Officer and managing member of Ault Glazer and Silverstein is the Chief Executive Officer of Ault Glazer.

      As of the date of this proxy statement, Ault Glazer, Ault, Silverstein and the Glazers may be deemed to directly or indirectly beneficially own or control approximately 27.1% of the outstanding Common Stock. Ault Glazer’s, Ault’s, Silverstein’s and the Glazers’ beneficial ownership or control of these shares of Common Stock may result from either their positions as owners or executive officers of Ault Glazer and/or their discretionary authority over private investment funds which Ault Glazer manages, or their direct ownership of shares of Common Stock.

      As of the date of this proxy statement, Ault Glazer, Ault, Silverstein and the Glazers may be deemed to directly or indirectly beneficially own or control approximately 98.2% of the outstanding Preferred Stock. Ault Glazer’s, Ault’s, Silverstein’s and the Glazers’ beneficial ownership or control of these shares of Preferred Stock may result from either their positions as owners or executive officers of Ault Glazer and/or their discretionary authority over private investment funds which Ault Glazer manages, or their direct ownership of shares of Preferred Stock. In addition, prior to the date of the Annual Meeting, the Glazers intend to make offers (or to cause their designees to make offers) to all of the other holders of Preferred Stock to purchase the remaining shares of Preferred Stock.

Relationships and Interests in Proposals; Potential Conflicts of Interest

      Certain of the Company’s directors and executive officers have an interest in Proposals Nos. 3, 4, 5 and 6 relating to the authorization and approval of the New Plan and the approval of certain “business combinations” (as defined in Section 203 of the DGCL) with the Company. Specifically, if the Company’s stockholders authorize and approve the issuance of stock options and restricted stock under the New Plan as described in Proposal Nos. 3 and 4 in this proxy statement, then Ault, Silverstein, and the Glazers (subject to approval of Proposal No. 5) will be entitled to receive options and/or restricted stock (upon approval of Proposal No. 9 in the case of the issuance of restricted stock) pursuant to the New Plan. In addition, if the Company’s stockholders authorize and approve the “business combinations” between the Company and Ault, Silverstein, and the Glazers as described in Proposal Nos. 5 and 6, then Ault, Silverstein and the Glazers, each of whom may be deemed to be interested stockholders for purposes of Section 203 of the DGCL, will be able to participate in the types of “business combinations” described in Proposal Nos. 5 and 6 (e.g., the payment of cash (i.e., salary) and equity compensation (i.e., options and restricted stock) and the sale of securities offered by the Company). Potential conflicts of interest may arise because such persons have interests in, and will receive benefits from, the transactions contemplated by those proposals that are in addition to the interests of and benefits to be received by the Company’s stockholders in general.

      Solely for purposes of this proxy statement and only with respect to those proposals in which approval is being sought for “business combinations” involving the Company and Ault, Silverstein, and the Glazers, namely Proposal Nos. 5 and 6, the Company in order to avoid any questions as to the applicability of Section 203 of the DGCL is assuming that the parties so named in those proposals each may be deemed to be “interested stockholders” (as defined in Section 203 of the DGCL).

REASONS FOR THE ANNUAL MEETING

      The Annual Meeting is being held in order to vote on several important proposals. Each proposal that will be presented at the Annual Meeting is described in greater detail below.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTOR

Background

      Pursuant to the Company’s Amended and Restated Certificate of Incorporation and its ByLaws, the number of directors constituting the Board shall be fixed from time to time by resolution passed by a majority of the Board. The number of directors on the Board is currently fixed at five. Directors are elected by class for a staggered term of three years for each class, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified. No current disagreement exists between the Company and any of the current members of the Board regarding the operations, policies or practices of the Company.

      Class I Director, Lytle Brown III, has been nominated for re-election to the Board for a three-year term expiring in 2007. Mr. Brown was recently appointed to fill an open directorship vacated by the former directors of the Board on October 22, 2004. No person being nominated as a Class I Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Information Regarding the Company’s Directors and Nominees

      The names and certain information concerning the current directors and the person nominated by the Board to be elected as a Class I Director of the Company at the Annual Meeting is set forth below. All shares represented by the proxies will be voted “FOR” the election to the Board of the nominee named below unless authority to vote for the nominee has been withheld in the proxy. Although the nominee has consented to serve as a director if elected, and the Board has no reason to believe that the nominee will be unable to serve as a director, if the nominee withdraws or otherwise becomes unavailable to serve, shares represented by the proxies will be voted “FOR” any substitute nominee designated by the Board.

      The following table sets forth certain information regarding the Company’s current directors whose terms of office will continue after the Annual Meeting and the nominee for election to the Board at the Annual Meeting.

Current Directors

Interested Directors

Messrs. Ault and Glazer are interested persons of the Company, as defined in the Investment Company Act, due to their positions as officers of the Company, its subsidiaries or affiliates and/or their direct or indirect beneficial ownership of more than 5% of the Company’s outstanding shares.

Name and Year First Elected Director	Age	Background Information

Milton “Todd” Ault III— Class III Director (2004)	35	Milton “Todd” Ault III is the Chairman and Chief Executive Officer of the Company and has served as a director of the Company since June 23, 2004. Ault is also the co-founder, chief investment officer and managing member of Ault Glazer. Prior to co-founding Ault Glazer in 1998, Ault served as a portfolio manager and regional institutional financial advisor for Prudential Securities. Ault has also previously served as an institutional account executive for Dean Witter Reynolds. Until December 31, 2004, Ault was a registered representative of Strome Securities, L.P. (“Strome”)

Louis Glazer, M.D., Ph.G.— Class III Director (2004)	73	Louis Glazer, M.D., Ph.G. is the Chief Health and Science Officer of Franklin Medical Products, LLC (a wholly-owned subsidiary of the Company) and has served as a Class III Director of the Company since October 22, 2004. Mr. Glazer also currently serves as a member of Ault Glazer’s advisory board and as an independent biotechnology and medical consultant. Until 2002, Dr. Glazer served as the chief anesthesiologist and medical director for the Vitreo-Retinal Clinic in Memphis, Tennessee. Prior to that, Dr. Glazer taught obstetrics anesthesia at the University of Tennessee, while practicing anesthesiology at Baptist East Hospital, Methodist Hospital, St. Francis Hospital and Baptist Memorial Hospital in Memphis, Tennessee. Dr. Glazer was also responsible for establishing anesthesia programs at Baptist Memorial Hospital and Methodist Hospital South in Memphis, Tennessee. Dr. Glazer received his B.S. in pharmacy from the University of Oklahoma and his M.D. from the University of Bologna School of Medicine in Italy.

Independent Directors

      The following directors are considered independent directors of the Company for purposes of the Investment Company Act.

Name and Year First Elected Director	Age	Background Information

Herbert Langsam— Class II Director (2004)	73	Herbert Langsam has served as a Class II Director of the Company since October 22, 2004. Mr. Langsam also currently serves as president of Medicare Recoveries, Inc., a private company located in Oklahoma City, Oklahoma focused on providing Medicare claims and recovery services. Mr. Langsam serves as a member of the board of trustees for the Geriatric Research Drug Therapy Institute and as an adjunct professor at the University of Oklahoma Pharmacy School. Previously, Mr. Langsam was the founder, president and chief executive officer of Langsam Health Services, a conglomerate of health care companies that serviced 17,000 long-term care residents, that was acquired by Omnicare, Inc. in 1991. Mr. Langsam also served as the vice president of pharmacy services for Omnicare, Inc. following its acquisition of Langsam Health Services. Mr. Langsam received his B.S. in pharmacy from the University of Oklahoma.

Alice Campbell— Class II Director (2004)	55	Alice M. Campbell has served as a Class II Director of the Company since October 22, 2004. Ms. Campbell also currently serves as an investigator and consultant, specializing in research and litigation services, financial investigations and computer forensics, for major companies and law firms throughout the United States. Ms. Campbell is a certified fraud specialist, as well as a certified instructor for the Regional Training Center of the United States Internal Revenue Service (the “IRS”) and for the National Business Institute. Previously, Ms. Campbell served as a special agent for the United States Treasury Department where she conducted criminal investigations and worked closely with the United States Attorney’s Office and with several federal agencies, including the IRS, Federal Bureau of Investigation, Secret Service, Customs Service, State Department, Drug Enforcement Agency, Bureau of Alcohol, Tobacco and Firearms and U.S. Postal Service. Ms. Campbell received her B.A. from the University of North Carolina, Chapel Hill and has attended various specialized schools dealing with financial matters.

Nominee for Director

Independent Director

Mr. Brown is considered an independent director of the Company for purposes of the Investment Company Act.

Name and Year First Elected Director	Age	Background Information

Brigadier General (Ret.) Lytle Brown III— Class I Director (2004)	72	Brigadier General (Ret.) Lytle Brown III has served as a Class I Director of the Company since October 22, 2004 and is a current nominee for reelection as a Class I Director. Mr. Brown also currently serves as a senior tax professional with H&R Block Inc., in Nashville, Tennessee. Mr. Brown also owns and manages Marmatic Enterprises, a private company in Nashville, Tennessee that manages and invests in residential real estate principally in Tennessee and Florida. Mr. Brown is a former partner and executive vice president of Hart Freeland Roberts, Inc., one of the largest architectural engineering firms in Tennessee. Mr. Brown previously served as the head of the United States Army Corps of Engineers from 1984 to 1988, during which time he acted as commander of all engineering in Tennessee, as well as engineering units in Louisiana and Mississippi. Mr. Brown received his B.S. in engineering from Vanderbilt University and his J.D. from the Nashville School of Law.

      Certain family relationships exist among the directors and/or executive officers of the Company. Specifically, Silverstein, the President and Secretary of the Company, is the step-daughter of Louis Glazer. Louis Glazer is the Chief Health and Science Officer of Franklin Medical Products, LLC (a wholly-owned subsidiary of the Company) and a Class III Director of the Company.

Vote Required; Board Recommendation

      Proposal No. 1 (the election of Lytle Brown III as a Class I Director to hold office for a three-year term expiring in 2007, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended) will be approved if a plurality of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of the nominee described in this Proposal No. 1.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

      As previously reported in the current report on Form 8-K filed by the Company with the SEC on July 9, 2004, Ernst & Young LLP (“E&Y”) informed the Company on July 6, 2004 that, due to economic reasons, E&Y would not stand for re-election as the Company’s independent accountants for the year ending December 31, 2004 and that the client-auditor relationship between the Company and E&Y would cease upon the filing of the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2004. E&Y’s report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      As a result of E&Y’s resignation, on October 28, 2004, the Company, upon the approval and recommendation of the Audit Committee (which consisted solely of directors who are not “interested persons” of the Company), engaged Rothstein Kass to serve as the Company’s independent accountants for the fiscal year ending December 31, 2004. Prior to this engagement, Rothstein Kass had not performed any services on behalf of the Company or been consulted in respect of the Company during the Company’s two most recent fiscal years or any subsequent interim period. Rothstein Kass has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

      The Company expects that a representative of Rothstein Kass will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. The Company does not expect that a representative of E&Y will be present and available at the Annual Meeting to respond to questions.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of Rothstein Kass as the independent public accountants of the Company.

Vote Required; Board Recommendation

      Proposal No. 2 (the ratification of the appointment by the Board of Rothstein Kass to serve as independent auditors for the fiscal year ended December 31, 2004) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. The Board unanimously recommends that you vote all of your shares “FOR” the ratification of Rothstein Kass as independent public accountants as described in this Proposal No. 2.

Fees Paid to Independent Public Accountants for 2004(1), 2003 and 2002

      The following are aggregate fees billed to the Company by its independent auditors for work performed in 2004(1), 2003 and 2002:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2004(1)	December 31, 2003(2)	December 31, 2002(2)

Audit Fees	$97,950	$89,500	$115,000
Audit-Related Fees	$85,600	—	—
Tax Fees	—	—	—
All Other Fees	—	$7,500	$56,000

	$183,550	$97,000	$171,000

(1)	Information regarding the fees paid by, or billed to, the Company for the year ended 2004 are based on services provided by Ernst & Young, LLP (“E&Y”) from 1/1/04 to 8/13/04 and services provided by Rothstein Kass from 10/28/04 to 12/31/04. The amounts paid or attributable to E&Y for Audit Fees and Audit-Related Fees during 2004 were approximately $55,000 and $55,600, respectively. The amounts paid or attributable to Rothstein Kass for Audit Fees and Audit-Related Fees during 2004 were approximately $42,950 and $30,000, respectively.

(2)	Information regarding the fees paid by the Company for the Fiscal Years Ended 2003 and 2002 are for services provided only by E&Y.

      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent accountants in connection with statutory and regulatory filings.

      Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

      Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

      All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

      As of September 23, 2004, the members of the Company’s Audit Committee consisted of Irving Levine (Chairman) and Laurence Foster. Effective October 22, 2004, Messrs. Levine and Foster were replaced on the Audit Committee by Alice Campbell, Herbert Langsam, and Lytle Brown III.

      The following is the Audit Committee Report (the “Report”) that the former Audit Committee members (i.e., Irving Levine and Laurence Foster) approved for inclusion in the Company’s definitive proxy statement filed with the SEC on September 30, 2004:

The Report

      The Audit Committee reviewed and discussed with management Franklin’s audited financial statements as of and for the year ended December 31, 2003. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Audit Committee’s responsibilities are set forth in the Audit Committee Charter adopted by the Board, which was filed as Appendix A to Franklin’s proxy statement for its 2002 Annual Meeting of Stockholders. Each of the members of the Audit Committee qualifies as an “independent” director under the applicable listing standards of AMEX.

      The Audit Committee received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants’ independence. The Audit Committee considered whether the provisions of non-financial audit services were compatible with the independence of Ernst & Young LLP (“E&Y”) in performing financial audit services.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in Franklin’s annual report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. On July 6, 2004, E&Y indicated to Franklin that, due to economic reasons, E&Y would not stand for re-election as Franklin’s independent accountants for the year ended December 31, 2004 and that the client auditor relationship between Franklin and E&Y will cease upon the filing of Franklin’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2004. The decision to change accountants was not presented to, recommended or approved by the Audit Committee or the Board. During Franklin’s fiscal years ended December 31, 2002 and 2003, and the interim periods preceding the date hereof, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no “reportable events” as set forth in Item 304(a)(1)(v) of Regulation S-K. Franklin has provided E&Y with a copy of this report prior to its filing with the SEC and requested that E&Y furnish a letter addressed to the SEC stating whether it agrees with the statements made by Franklin in this report and, if not, stating the respects in which it does not agree. A copy of such letter was filed as an exhibit to Franklin’s current report on Form 8-K filed with the SEC on July 9, 2004. Franklin has not yet engaged independent accountants to succeed E&Y as Franklin’s independent accountants. Representatives from E&Y are not expected to attend or be available for questions at the Special Meeting.

Submitted by the Audit Committee:

Irving Levine
Laurence Foster

      As of October 28, 2004, the new members of the Audit Committee (i.e., Alice Campbell, Herbert Langsam, and Lytle Brown III) approved and recommended that the Company engage Rothstein Kass as independent accountants to succeed E&Y as the Company’s independent accountants. The Audit Committee operates pursuant to a charter approved by the Board, as amended and restated as of November 11, 2004 which is attached to this proxy statement as Appendix B (the “Amended and Restated Charter of the Audit Committee”).

      In accordance with its Amended and Restated Charter of the Audit Committee, the Audit Committee’s policy is to expressly pre-approve all audit and permissible non-audit services provided by the Company’s independent public accountants before the independent public accountants are engaged by the Company to provide any such services. These services may include audit services, audit related services, tax services and other related services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service and is subject to a specific budget.

PROPOSAL NO. 3 AND PROPOSAL NO. 4

APPROVAL OF A NEW

STOCK OPTION AND RESTRICTED STOCK PLAN FOR THE COMPANY

Background

      On September 9, 1997, the Company’s stockholders approved two stock option plans: a stock incentive plan (the “1997 Stock Incentive Plan”) to be offered to the Company’s consultants, officers and employees (including any officer or employee who is also a director of the Company) and a non-statutory stock option plan (the “Non-Statutory Stock Option Plan”) to be offered to the Company’s non-employee directors. As of December 31, 2004, there were 20,625 options to purchase Common Stock outstanding and no options available for future issuance under either the 1997 Stock Incentive Plan or the Non-Statutory Stock Option Plan. Accordingly, because of the lack of availability of options for issuance under either of the foregoing plans, the Board believes that it needs the flexibility to issue new options. In addition, the Board would also like the ability to issue restricted stock.

      The Company is requesting stockholder approval of the stock option plan and the restricted stock plan included as Appendix A to this proxy statement (the “New Plan”). The purpose of the New Plan is to advance the interests of the Company by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under the New Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

      The New Plan, as proposed, provides for the issuance of options to purchase a maximum of twenty-five percent (25%) of the shares of Common Stock that are outstanding as of the date on which the New Plan is adopted (approximately 439,694 shares), all of which are authorized for issuance as ISOs, reduced by the number of shares with respect to which any Common Stock with restrictions on disposition (the “Restricted Stock”) is awarded. The New Plan also provides for the grant of Restricted Stock, up to a maximum of ten percent (10%) of the outstanding shares of Common Stock as of the date on which the New Plan is adopted (approximately 175,878 shares). Stockholders are being requested to vote separately on the stock option and Restricted Stock component of the New Plan.

      Upon the approval of Proposal No. 3, the Board will be authorized to issue stock options to participants in accordance with the terms of the New Plan. Similarly, upon approval of Proposal No. 4, the Board will be authorized to issue Restricted Stock. The Company has not yet determined the amount of any options grants or Restricted Stock awards to be offered to any officers, employees, non-officer directors or consultants under the New Plan. At such time as the Company determines to issue any awards to any officers, employees, non-officer directors or consultants, the Company intends to engage outside consultants, law firms or other qualified parties to assist the New Plan Committee (the “Plan Committee”) with the development of a plan of awards consistent with industry standards and applicable law.

      The Plan Committee will determine the amount and features of the stock options or Restricted Stock, if any, to be awarded to participants. The Plan Committee evaluates a number of criteria, including the service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the Plan Committee shall deem relevant in connection with accomplishing the purposes of the New Plan, including the recipient’s current stock holdings, position with the Company, and other factors. The Plan Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Plan Committee awards stock options and Restricted Stock on a subjective basis and such awards depend in each case on the performance of the officer, employee or consultant under consideration, and in the case of new hires, their potential performance.

      Notwithstanding the foregoing, unless and until stockholders approve Proposal No. 5 (the approval of the payment of cash and equity compensation to Ault, Silverstein and the Glazers), pursuant to Section 203 of the DGCL, no options or Restricted Stock may be issued or granted under the New Plan to Ault, Silverstein or the Glazers until the earlier of the date upon which stockholders approve such equity compensation (see Proposal No. 5) or May 13, 2007. Section 203 of the DGCL will not generally affect the Company’s issuance or grant of options or Restricted Stock to persons other than Ault, Silverstein or the Glazers.

Purpose of the Proposal; Need for Stockholder Approval

      The purpose of Proposal Nos. 3 and 4 are to advance the interests of the Company and its subsidiaries by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company and its subsidiaries, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

      The Board believes that the Company’s future success depends on its ability to maintain a competitive position in attracting, retaining, and motivating key executive officers, employees, non-officer directors and consultants through the use of incentive compensation. Under AMEX rules, stockholder approval is required when a stock option plan or other equity compensation arrangement is established or materially amended. Accordingly, stockholders are being asked to separately approve the adoption of each component of the New Plan at the Annual Meeting.

      The Board has already approved the New Plan (including the stock option and Restricted Stock components) and, assuming the approval of Proposal Nos. 3 and 4 at the Annual Meeting, the New Plan would be adopted and become effective as soon as practicable after the Annual Meeting. In the event that either Proposal No. 3 or Proposal No. 4 is not approved, then the New Plan will be amended to reflect only that proposal so approved by stockholders at the Annual Meeting.

      In any case, if either or both of Proposal Nos. 3 and 4 are approved, the New Plan will be implemented and maintained in accordance with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder. As a BDC, the Company is subject to certain limitations on the amount and general terms of the stock options that may be granted by the Company. In particular, pursuant to Section 61(a)(3)(A) of the Investment Company Act, a BDC may only issue warrants, options, or rights to subscribe or convert to voting securities of such company, if:

•	such warrants, options, or rights expire by their terms within ten years;

•	such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed;

•	the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; and

•	the proposal to issue such securities is authorized by the stockholders of such BDC, and such issuance is approved by the required majority of the directors of such company on the basis that such issuance is in the best interests of such company and its stockholders.

      If the Company remains a BDC, the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance cannot exceed 25 per centum of the outstanding voting securities of the BDC, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such BDC’s directors, officers and employees pursuant to any executive compensation plan meeting the requirements of Section 61 (a)(3)(B) would exceed 15 per centum of the outstanding voting securities of such BDC, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20 per centum of the outstanding voting securities of the BDC. The amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights would also include Common Stock issuable upon conversion of any convertible debt security issued by the Company under Proposal. No. 8.

      In addition, as a BDC, the Company is also subject to: (i) the requirement that the Company obtain an SEC exemptive order prior to the granting of any stock options to directors who are neither officers nor employees of the Company, (ii) a prohibition on granting stock options to consultants as compensation for services provided to the Company, (iii) a prohibition on the granting of shares of Restricted Stock of as compensation to its officers, employees and non-officer directors and consultants absent an SEC exemptive order, and (iv) a prohibition against having a stock option plan and a profit-sharing plan. The Company currently does not have a profit-sharing plan.

      Notwithstanding the foregoing, in the event that Proposal No. 9 (the approval of the Board to withdraw the Company’s election to be treated as a BDC) is also approved, the Company and the New Plan will no longer be subject to any of the general limitations or prohibitions imposed on BDC’s under the Investment Company Act. The Company does not intend to withdraw its election to be treated as a BDC unless and until it can be reasonably assured that it will not be treated as an “investment company” under the Investment Company Act.

Description of the New Plan

      The following is a brief description of the material features of the New Plan. Such description is qualified in its entirety by reference to the full text of the New Plan, which is attached to this proxy statement as Appendix A.

      Purpose. The purpose of the New Plan is to advance the interests of the Company by providing key employees of the Company who have substantial responsibility for the direction and management of the Company, as well as certain directors, employees and consultants with additional incentives to exert their best efforts to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain persons of outstanding ability.

      Authorization. The New Plan provides for the issuance of options to purchase a maximum of twenty-five percent (25%) of the shares of Common Stock that are outstanding as of the date on which the New Plan is adopted (approximately 439,694 shares), all of which are authorized for issuance as ISOs, reduced by the number of shares with respect to which Restricted Stock is awarded. Stock options cannot be granted to consultants, or to directors who are neither officers or employees of the Company and no Restricted Stock will be granted to anyone, unless either the Company receives exemptive relief from the SEC to do so or the Company is no longer regulated as a BDC under the Investment Company Act. The New Plan also provides for the grant of Restricted Stock, up to a maximum of ten percent (10%) of the outstanding shares of Common Stock as of the date on which the New Plan is adopted (approximately 175,878 shares).

      Administration. The New Plan will be administered by the Company’s Plan Committee, which is comprised of at least two members of the Company’s Board, each of whom shall (a) be a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (b) be an “outside director” as the term is defined under Section 162(m) of the Code; and (c) be an independent director under the rules established by AMEX.

      The Plan Committee will interpret the New Plan and, to the extent and in the manner contemplated in the New Plan, will exercise the discretion reserved to it in the New Plan. The decision of the Plan Committee on any interpretation of the New Plan or administration thereof shall be final and binding with respect to the Company, any participant or any person claiming to have rights as, or on behalf of, any participant.

      Participants. The Plan Committee will determine and designate those officers, employees, non-officer directors and consultants of the Company who are eligible to participate in the New Plan. The Plan Committee will also determine the number of options and shares of Restricted Stock to be awarded to each participant. In making these determinations, the Plan Committee will take into account the potential contributions of the participant to the success of the Company, and such other factors as the Plan Committee deems relevant to accomplish the purposes of the New Plan.

      As of the date hereof, eight persons would be eligible to participate in the New Plan, all of whom are employees of the Company or its wholly-owned subsidiaries, including Milton “Todd” Ault III, the Chief Executive Officer of the Company, Lynne Silverstein, the President and Secretary of the Company, Louis Glazer, M.D., Ph.G, the Chief Health and Science Officer of Franklin Medical Products, LLC, and Melanie Glazer, Manager of Franklin Capital Properties, LLC.

      Award Agreements. All options and Restricted Stock granted under the New Plan will be evidenced by an agreement. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a non-qualified stock option.

      Terms of options. Stock options are granted under the New Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company’s stock price increases. The Plan Committee will determine the amount and features of the stock options, if any, to be awarded to participants. The Plan Committee will evaluate a number of criteria, including the present and potential contributions of such participant to the success of the Company, and such other factors as the Plan Committee shall deem relevant in connection with accomplishing the purposes of the New Plan, including the participant’s current stock holdings, position with the Company and other factors. The Plan Committee will not apply a formula assigning specific weights to any of these factors when making its determination. The Plan Committee will award stock options on a subjective basis and such awards will depend in each case on the performance of the participant under consideration. Pursuant to the Investment Company Act, options may not be repriced for any participant. Options granted under the New Plan may be incentive stock options or non-qualified stock options.

      Exercise of options. Options will be exercisable at a price equal to the fair market value of the shares at the time the option is granted, provided, however, that the exercise price of any option that is intended to be treated as an ISO and that is granted to a holder of 10% or more of the Company’s shares shall not be less than 110% of such current fair market value. The day on which the Company approves the granting of an option or the date specified in the New Plan will be considered the date on which the option is granted. For purposes of the New Plan, the fair market value of the shares as of any date shall be the average of the high and low trading prices of the shares on that date. Options may contain such other terms and conditions as the Plan Committee deems advisable, including, but not limited to, being exercisable only in installments. Options granted to different participants or at different times need not contain similar provisions. Each option will state the period or periods of time within which the option may be exercised by the participant, which may not exceed ten years from the date the option is granted and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares, not more than five years. Unless specifically provided otherwise in an agreement evidencing the award of options, any option awarded to a participant shall become exercisable over four years, with 25% of the option becoming exercisable on each of the first four anniversaries of the date of the award.

      Awards of Restricted Stock. Each award of Restricted Stock will contain a vesting schedule, which will set forth the times at which the participant will acquire a nonforfeitable right to the shares awarded to him or her. In general, it is intended that awards of Restricted Stock will vest ratably over the four years following the date of the award, but an individual award agreement may provide otherwise. Shares that are not vested upon a participant’s termination of employment with, or cessation of providing services to the Company shall be forfeited.

      Effect of change in shares subject to the New Plan. If there is a change in the outstanding shares through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option and awards of Restricted Stock and the shares subject to an option and the option prices shall be appropriately adjusted by the Plan Committee.

      Amendment and termination. The Board may amend or alter, suspend or discontinue the New Plan at any time. While the Board may seek stockholder approval of an action modifying a provision of the New Plan when deemed advisable, the Board may make certain modifications without stockholder approval (except with respect to the number of shares authorized for issuance under the New Plan). The New Plan will terminate ten years from the date of its adoption by the Board.

      Resale of shares acquired pursuant to awards. Participants purchasing shares pursuant to options and/or vesting in awards of Restricted Stock may resell the shares through brokers or dealers at prevailing market prices, to the extent a market exists for our Common Stock. Any sales by participants who may be deemed affiliates of the Company must be made pursuant to registration under the Securities Act or pursuant to an exemption therefrom.

      Any resale of shares acquired pursuant to awards under the New Plan that are made pursuant to registration under the Securities Act or an exemption therefrom may be made at the Company’s expense.

      Federal tax consequences of the New Plan. The following is a summary of certain federal income tax consequences of transactions under the New Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or other tax consequences.

      Non-qualified stock options. The grant of a non-qualified stock option under the New Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) to the participant.

      Incentive stock options. Generally, neither the grant nor the exercise of an incentive stock option will result in the recognition of taxable income by the participant. Rather, when the participant disposes of stock acquired upon exercise of an incentive stock option, the participant will recognize income in the amount of the excess of the amount realized upon disposition (if any) over the exercise price. This special tax treatment is available only if the participant does not dispose of the stock acquired upon the exercise of the incentive stock option before the later of the first anniversary of the date of exercise or the second anniversary of the date of the grant of the option. A disposition before that time is referred to as a “disqualifying disposition.” If a participant effects a disqualifying disposition, he or she will generally have income taxable at ordinary rates equal to the excess of the fair market value of the stock on the date of exercise over the exercise price and income taxable at capital gains rates on any amount realized on disposition in excess of the fair market value of the stock on the date of exercise. The Company is generally not entitled to any deduction in connection with the issuance or exercise of an incentive stock option. If, however, a participant effects a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the amount of income recognized by the participant that is taxable at ordinary income rates.

      Restricted Stock. The grant of an award of Restricted Stock will not result in the recognition of taxable income or in a deduction for the Company. Instead, when a participant becomes vested in shares of Restricted Stock, the participant generally will recognize income taxable at ordinary income rates in an amount equal to the fair market value of the stock on the date of vesting, and the Company will be entitled to a corresponding deduction. A participant may, however, make an election to include in income at the time of grant the fair market value of the Restricted Stock by making an election under section 83(b) of the Code within 30 days of the award of Restricted Stock. The Company will be entitled to a corresponding deduction. If the participant subsequently forfeits shares of Restricted Stock, he or she may not be entitled to claim a deduction or a loss.

      Transferability of Options and Restricted Stock. Options and Restricted Stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant (“Permitted Transferees”).

      Termination of Options and Restricted Stock Awards. All rights to exercise options shall terminate sixty days after any optionee ceases to be a director of the Company or a key employee or consultant of the Company and/or any of its subsidiaries, and no options will vest after an optionee’s termination date. Notwithstanding the foregoing, however, if an optionee’s service as a director of the Company or key employee or consultant terminates as a result of the optionee’s death or his total and permanent disability, the optionee or the executors or administrators or legatees or distributees of the estate, as the case may be and to the extent they are Permitted Transferees, shall have the right, from time to time within one year after the optionee’s total and permanent disability or death and prior to the expiration of the term of the option, to exercise any portion of the option not previously exercised, in whole or in part, as provided in the respective agreement evidencing the award of the options. A participant’s rights to shares awarded as Restricted Stock shall, under all circumstances, be set forth in the agreement evidencing the award of restricted stock.

Vote Required; Board Recommendation

      Proposal No. 3 and Proposal No. 4 (the authorization and approval of the stock option and Restricted Stock components of the New Plan) will each be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. The Board unanimously recommends that you vote all of your shares “FOR” the approval of the stock option and Restricted Stock component of the New Plan as described in this Proposal No. 3 and Proposal No. 4.

PROPOSAL NO. 5

APPROVAL OF PAYMENT OF CASH AND EQUITY COMPENSATION TO AULT,

SILVERSTEIN AND THE GLAZERS UNDER SECTION 203 OF THE DGCL

Background

      The Company is subject to Section 203 of the DGCL, an anti-takeover law which is generally designed to prevent abusive takeover tactics by outside stockholders. In general, Section 203 prohibits a Delaware corporation from engaging in any business combination with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares of voting stock outstanding (but not the voting stock owned by the interested stockholder) those shares owned by persons who are directors and officers and by excluding employee stock plans in which employee participants do not have the right to determine whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	on or subsequent to that date, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

      Section 203 generally defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

      Section 203 of the DGCL generally defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation, or who beneficially owns 15% or more of the outstanding voting stock of the corporation at any time within a three year period immediately prior to the date of determining whether such person is an interested stockholder, and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

      On May 13, 2004, by virtue of their purchases of Common Stock in the open market without prior Board approval, Ault, Silverstein and the Glazers may be deemed to have become either directly or indirectly “interested stockholders” of the Company. Accordingly, as a result of the foregoing definition of “business combination,” Ault, Silverstein and the Glazers are currently precluded from receiving any “financial benefits” (which includes cash (e.g., salary) and equity compensation (e.g., options and Restricted Stock) in connection with their services as officers or directors of the Company or any of its affiliates or subsidiaries prior to May 13, 2007 (the “Interested Stockholder Period”).

      Most corporations typically provide for executive officers compensation in connection with their services to the corporation in order to align the goals of the executives with the Company. The Compensation

Committee having considered the impact of compensation to Ault, Silverstein and the Glazers in light of Section 203, believes that paying compensation to its officers for services provided to the Company on market terms approved by the Compensation Committee is fair and beneficial to both the Company and its non-interested stockholders and will provide the Company with greater flexibility in carrying out its future business plans. In particular, the Compensation Committee believes that Ault, Silverstein, and the Glazers will be able to provide significant operational and investment experience to the Company’s new business strategy and investments, including providing direct services in officer positions. The Compensation Committee believes that this participation would ultimately be more beneficial to the Company and its stockholders than Ault, Silverstein and the Glazers being restricted from employment by the Company. In the event that Ault, Silverstein, and the Glazers are unable to obtain compensation for their services as executive officers, the Compensation Committee believes that the Company would be unduly burdened by having to obtain replacement management personnel with no experience with the Company. In any case, the Compensation Committee, consistent with its fiduciary duties will evaluate all compensation transactions with interested stockholders to ensure fairness to the Company and all of its stockholders.

Background of Interested Parties and their Relationship with the Company

      Ault, the Chairman and Chief Executive Officer of the Company, does not currently receive a salary. He commenced serving in his current position on October 22, 2004 and is responsible for running the strategic day-to-day operations and management of the Company and its investments since the implementation of the Restructuring Plan. Ault is also a director of the Company and has served in that position since June 23, 2004.

      Silverstein, the President and Secretary of the Company, does not currently receive a salary. Ms. Silverstein was hired on October 22, 2004 and assists Ault with running the day-to-day operations of the Company since the implementation of the Restructuring Plan.

      Louis Glazer, the Chief Health and Science Officer of Franklin Medical Products, LLC (a wholly-owned subsidiary of the Company), does not currently receive a salary. Mr. Glazer is also a Class III director of the Company. Mr. Glazer was hired on January 1, 2005 and provides health and medical consulting and portfolio development to Franklin Medical Products, LLC and the Company in connection with their investments in companies in the medical and healthcare industries.

      Melanie Glazer, the Manager of Franklin Capital Properties, LLC (a wholly-owned subsidiary of the Company), does not currently receive a salary. Mrs. Glazer was hired on November 9, 2004 and provides real estate acquisition, management and development services to Franklin Capital Properties, LLC and the Company in connection with their real estate assets and investment portfolios.

Purpose of the Proposal; Need for Stockholder Approval

      Under the DGCL, absent the approval of the stockholders representing 66 2/3% of the Common Stock and Preferred Stock, voting together as a single class (excluding shares owned or controlled by Ault, Silverstein or the Glazers), Ault, Silverstein and the Glazers will not be able receive any “financial benefits” (which includes cash (e.g., salary) and equity compensation (e.g., options and Restricted Stock) in connection with their services as officers or directors of the Company or any of its affiliates or subsidiaries during the Interested Stockholder Period.

      The Company will depend on its key personnel to successfully implement its Restructuring Plan, and the loss of the services of one or more of them could significantly harm the Company’s business. The Company’s future viability depends on the continued services of its executive officers and directors, especially Ault, its Chairman and Chief Executive Officer; Silverstein, its President and Secretary; Louis Glazer, a Class III director and Chief Health and Sciences Officer of Franklin Medical Products, LLC (a wholly-owned subsidiary of the Company); Melanie Glazer, the Manager of Franklin Capital Properties, LLC (a wholly-owned subsidiary of the Company); and other potential personnel with industry experience and relationships that the Company will rely on to implement its Restructuring Plan. The loss of the services of any of the Company’s key employees who are interested stockholders under Section 203 of the DGCL could delay the development and introduction of, and negatively impact the Company’s ability to sell its products and develop its investments.

      The Company’s performance and the success of its Restructuring Plan is substantially dependent on the services and performance of its executive officers and key employees. The loss of the services of any of the Company’s executive officers or key employees could have a material adverse effect on the business, operating results and financial condition of the Company. The Company’s future success will depend on its ability to attract, integrate, motivate, retain and compensate qualified technical, sales, operations and management personnel. None of the Company’s executive officers are bound by an employment agreement.

      Accordingly, because of the critical role that Ault, Silverstein and the Glazers currently play and will continue to play in the future with respect to managing the long term strategic plans and day-to-day operations and investments of the Company and/or its affiliates, subsidiaries and portfolio companies, the Board (at the recommendation of the Compensation Committee) is requesting stockholder approval of the cash and equity compensation plan described below for each of Ault, Silverstein and the Glazers for the 2005, 2006 and 2007 fiscal years, unless and until stockholder approval is obtained to the extent necessary in order to modify such compensation.

      The compensation ranges set forth below were determined by the Compensation Committee after reviewing, among other things, comparable compensation packages of other companies of similar size and nature. If this Proposal No. 5 is approved by the Company’s stockholders, the cash and equity compensation payable to Ault, Silverstein, and the Glazers will be in the following amounts and pursuant to the following general terms:

•	Ault will be paid up to a maximum of $180,000 in annual cash compensation (i.e., salary) during the 2005, 2006 and 2007 fiscal years, as approved by the Compensation Committee. In addition, subject to approval by the stockholders of Proposal Nos. 3 and 4 (authorization and approval of the stock option and Restricted Stock components of the New Plan), Ault will also be entitled to receive annually, up to a maximum of 30,000 options and 20,000 shares of Restricted Stock each year under the New Plan, as approved by the Compensation Committee.

•	Silverstein will be paid up to a maximum of $125,000 in annual cash compensation (i.e., salary) during the 2005, 2006 and 2007 fiscal years, as approved by the Compensation Committee. In addition, subject to approval by the stockholders of Proposal Nos. 3 and 4 (authorization and approval of the stock option and Restricted Stock components of the New Plan), Silverstein will also be entitled to receive annually, up to a maximum of 15,000 options and 10,000 shares of Restricted Stock each year under the New Plan, as approved by the Compensation Committee.

•	Louis Glazer will be paid up to a maximum of $175,000 in annual cash compensation (i.e., salary) during the 2005, 2006 and 2007 fiscal years, as approved by the Compensation Committee. In addition, subject to approval by the stockholders of Proposal Nos. 3 and 4 (authorization and approval of the stock option and Restricted Stock components of the New Plan), Mr. Glazer will also be entitled to receive annually, up to a maximum of 30,000 options and 20,000 shares of Restricted Stock each year under the New Plan, as approved by the Compensation Committee.

•	Melanie Glazer will be paid up to a maximum of $100,000 in annual cash compensation (i.e., salary) during the 2005, 2006 and 2007 fiscal years, as approved by the Compensation Committee. In addition, subject to approval by the stockholders of Proposal Nos. 3 and 4 (authorization and approval of the stock option and Restricted Stock components of the New Plan), Ms. Glazer will also be entitled to receive annually, up to a maximum of 15,000 options and 10,000 shares of Restricted Stock each year under the New Plan, as approved by the Compensation Committee.

      The following table sets forth summary information regarding the proposed maximum cash and equity compensation to be paid to Ault, Silverstein, and the Glazers for their services to the Company for the 2005, 2006, and 2007 fiscal years.

Summary of Proposed Compensation for 2005, 2006 and 2007

					Annual Equity Compensation(1)(4)

					Maximum Awards/
					Grants			Total Potential Realizable
								Value of Options at
		Annual Cash Compensation						assumed Annual Rates of
						Number of	Value of	Stock Price Appreciation
						Securities	Restricted Stock	for Option Term(2)(3)
		Maximum		Other annual	Restricted	Underlying	Based on
		Salary	Bonus	compensation	stock	options	Market Price on	5%	10%
Name and principal position	Year	($)	($)	($)	awards(3)	(#)	February 24, 2005	($)	($)

Milton “Todd” Ault III	2005	$180,000	$0	$0	20,000	30,000	$336,200	$317,709	$801,837
Chief Executive Officer	2006	$180,000	$0	$0	20,000	30,000	$336,200	$317,709	$801,837
(CEO)	2007	$180,000	$0	$0	20,000	30,000	$336,200	$317,709	$801,837
Lynne Silverstein	2005	$125,000	$0	$0	10,000	15,000	$168,100	$158,855	$400,919
President and Secretary	2006	$125,000	$0	$0	10,000	15,000	$168,100	$158,855	$400,919
	2007	$125,000	$0	$0	10,000	15,000	$168,100	$158,855	$400,919
Louis Glazer	2005	$175,000	$0	$0	20,000	30,000	$336,200	$317,709	$801,837
Chief Health and Science	2006	$175,000	$0	$0	20,000	30,000	$336,200	$317,709	$801,837
Officer of Franklin	2007	$175,000	$0	$0	20,000	30,000	$336,200	$317,709	$801,837
Medical Products, LLC
Melanie Glazer	2005	$100,000	$0	$0	10,000	15,000	$168,100	$158,855	$400,919
Manager of Franklin Capital	2006	$100,000	$0	$0	10,000	15,000	$168,100	$158,855	$400,919
Properties, LLC	2007	$100,000	$0	$0	10,000	15,000	$168,100	$158,855	$400,919

(1)	The values shown for each named person in the table above represent the total potential realizable values of equity compensation and are based on certain underlying assumptions. For purposes of determining the total potential realizable value of equity compensation (e.g., options and Restricted Stock), the following has been assumed (i) the value of Restricted Stock and the exercise price of the options granted to the individuals shown above is based on the market value price of the Company’s Common Stock (the mean between the high and low prices of the stock on the American Stock Exchange) as of February 24, 2005. As of that date, the market value price of the Common Stock was $16.81, (ii) the value of options is based entirely on assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, (iii) the amount of total potential realizable value for the options at assumed annual rates of stock price appreciation is based on the assumption that all of the options have been granted as of the February 24, 2005, and (iv) the amount of total value of the Restricted Stock is based on the assumption that all of the Restricted Stock have been granted as of the February 24, 2005.

(2)	These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock prices, which will depend on overall stock market conditions and the Company’s future performance and prospects. The actual value, if any, that the named persons may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised. Stockholders are cautioned against drawing any conclusions from the option values shown, aside from the fact that optionees will only realize value from option grants if the price of the Company’s Common stock appreciates, which would benefit all stockholders commensurately.

(3)	The option and Restricted Stock amounts listed in the table above are shown on a pre-split basis. Options will be exercisable into shares of Common Stock at a ratio of one option to one share of Common Stock. Options will be exercisable at a price equal to the fair market value of the shares at the time the option is granted.

(4)	Notwithstanding the foregoing, no shares of Restricted Stock will be issued to Ault, Silverstein, or the Glazers unless and until the Company is no longer subject to the Investment Company Act or obtains an exemptive order from the SEC expressly permitting such issuances. Accordingly, unless and until the

Company is no longer a BDC or obtains an exemptive order from the SEC permitting such issuances, the total value of the Restricted Stock for each of the named persons will be $0.00.

      In the event that this Proposal No. 5 is approved, Ault, Silverstein and the Glazers will be eligible to receive up to the maximum amount of cash and equity compensation listed in the table above for each of the 2005, 2006, and 2007 fiscal years. The actual amounts of any cash and/or equity compensation payable to Ault, Silverstein, and the Glazers as determined by the Board (including a majority of “independent directors”) will not exceed the maximum amounts presented in the table, unless and until stockholder approval is obtained to the extent necessary in order to modify such compensation. The Board (at the recommendation of the Compensation Committee) and consistent with its fiduciary duties will ultimately determine the actual annual amounts of cash and equity compensation to be paid to Ault, Silverstein, and the Glazers based on among other things; performance, market terms, arms length negotiation, and comparable compensation for executives of companies of similar size and nature. Neither Ault, Silverstein nor the Glazers have received or will receive any cash compensation, options or Restricted Stock for services provided to the Company prior to January 1, 2005.

      If Proposal No. 3 and Proposal No. 4 (authorization of the stock option and the Restricted Stock components of the New Plan Company) are approved along with this Proposal No. 5, the Company will be authorized to issue options and Restricted Stock to Ault, Silverstein, or the Glazers in amounts no greater than that which is listed in the table. All options and Restricted Stock granted to Ault, Silverstein, and the Glazers will be evidenced by an agreement. Agreements evidencing awards made to different participants or at different times will not necessarily contain similar provisions.

      In general, each agreement representing an award of options will state the price at which the subject option may be exercised, which will not be less than the current fair market value of the shares at the date of issuance of an option, provided, however, that the exercise price of any option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares shall not be less than 110% of such current fair market value. The fair market value of any share as of any date shall be the average of the high and low trading prices of the shares on that date. Each agreement representing an award of options shall state the period or periods of time at and within which the subject option may be exercised, in whole or in part, by the optionee, which shall be such period or periods as may be determined by the Compensation Committee, provided, however, that the option period shall not exceed ten years from the date of issuance of the option and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares, shall not exceed five years. Unless specifically provided otherwise in an agreement evidencing the award of options, any option awarded to a participant shall become exercisable over four years, with 25% of the option becoming exercisable on each of the first four anniversaries of the date of the award. Each agreement representing an award of Restricted Stock shall state the number of shares subject to the award and the terms and conditions pursuant to which the recipient of the award shall acquire a nonforfeitable right to the shares awarded as Restricted Stock. Unless specifically provided otherwise in an agreement evidencing the award of Restricted Stock, a participant shall acquire a nonforfeitable right to the shares subject to the award over four years, with 25% of the Restricted Stock becoming vested on each of the first four anniversaries of the date of the award, and shares that are not vested upon a participant’s termination of employment with, or cessation of providing services to, the Company shall be forfeited. For a full description of the general terms of the New Plan, see Proposal Nos. 3 and 4 and Appendix A.

      In the event that the Company provides compensation in the form of cash (e.g., salary) or equity (e.g., stock options or Restricted Stock) to its employees, such compensation will have an impact on the Company’s net asset value. For instance, the payment of salary or the issuance of Restricted Stock to its employees will, in the case of payment of salary, reduce the value of its net assets or, in the case of the issuance of Restricted Stock, dilute the net asset value per share attributable to common stockholders. On the other hand, in the event that the Company’s stock options are exercised by employees at prices above the Company’s then-current net asset value per share, such sales would increase the net asset value per share.

      As of the date hereof, the Company has not yet determined the actual amount of any options or Restricted Stock awards to be offered to Ault, Silverstein and the Glazers. At such time as the Company determines to issue any awards to Ault, Silverstein and the Glazers, the Compensation Committee intends to engage outside consultants, law firms or other qualified parties to assist the Compensation Committee with the development of a plan of actual awards consistent with industry standards and applicable law. After the May 13, 2007, the Company will be able to set annual compensation for Ault, Silverstein, and the Glazers in amounts equal to or greater than the amounts set forth above without stockholder approval.

Possible Dilution and Anti-Takeover Effects of the Proposal

      If this Proposal No. 5 is approved by the stockholders, and the Board elects to issue equity compensation to Ault, Silverstein or the Glazers in the form of options grants or Restricted Stock awards, such issuance could have a dilutive effect on the voting power and shareholdings of current stockholders. While any such issuances would have to be approved by the Board consistent with its fiduciary duties, such issuances when consummated, could result in an increase in the degree of control which Ault, Silverstein and the Glazers are able to exercise with respect to the Company. You should consider the potential effects of further consolidating voting control in Ault, Silverstein and the Glazers when voting on this Proposal No. 5.

Vote Required; Board Recommendation

      Proposal No. 5 (the authorization and approval of payment of cash and equity compensation to Ault, Silverstein and the Glazers, each of whom may be deemed to be an “interested stockholder” (as such term is defined in Section 203 of the DGCL) of the Company) will be approved if at least 66 2/3% of the outstanding shares of Common Stock and Preferred Stock (excluding any shares owned by Ault Glazer, Ault, Silverstein, or the Glazers), voting together as a single class, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 5. The Board unanimously recommends that you vote all of your shares “FOR” the approval of the cash and equity compensation packages for Ault, Silverstein and the Glazers as described in this Proposal No. 5.

PROPOSAL NO. 6

APPROVAL OF SALE OF COMMON STOCK, WARRANTS AND/ OR OTHER SECURITIES REPRESENTING INDEBTEDNESS TO AULT, SILVERSTEIN AND THE GLAZERS UNDER SECTION 203 OF THE DGCL

Background

      As discussed in Proposal No. 5 above, Ault, Silverstein and the Glazers may be deemed to have either directly or indirectly become “interested stockholders” of the Company (as defined by Section 203 of the DGCL ) by virtue of their purchases of Common Stock in the open market that took them above 15% of the outstanding shares without prior Board approval. Accordingly, under the definition of “business combinations” as set forth in Sections 203(c)(3)(iii), (iv) and (v) of DGCL, such persons are currently precluded from participating in any sales of securities (e.g., Common Stock, Warrants and other securities representing indebtedness) by the Company during the Interested Stockholder Period, absent the approval of the holders of 66 2/3% of the outstanding voting stock of the Company (excluding shares owned by Ault Glazer, Ault, Silverstein, and the Glazers).

      The Company believes that the existing cash resources, including the proceeds from the recent private placement transactions, should be adequate to fund its operations for the next three to six months. However, the long-term liquidity and viability of the Company is dependent on the ability of the Company and its subsidiaries to attain future profitable operations and additional financing. Management believes that the anticipated revenue from the Company’s operations for the foreseeable future may not be sufficient to meet the anticipated growth, operating and/or capital requirements of the Company and its Restructuring Plan. As a result, the Company may need to undertake additional equity or debt financings to better enable the Company to meet its future growth, operating and/or capital requirements.

      The Company may also need to raise additional funds to expand its business, support operations, respond to competitive pressures, acquire complementary businesses or technologies, or respond to unanticipated requirements in the future. No assurance can be given that additional funding will be available to the Company in amounts or on terms acceptable to it. If sufficient funds are not available or are not available on acceptable terms, the Company’s ability to implement its Restructuring Plan, fund its expansion, take advantage of acquisition opportunities, develop or enhance its services or products, or otherwise respond to competitive pressures could be significantly limited.

      Any limitations on the ability of the Company to raise capital through the sale of securities to any party (and in particular, Ault, Silverstein and the Glazers) could have a significant negative effect on the Company. In the event that the Company is not successful in generating sufficient liquidity from operations or in raising sufficient capital resources from financing sources or persons other than Ault, Silverstein or the Glazers, on terms acceptable to it, the Company may be required to reduce the scope of its expansion and growth plans, as well as operations, which could have a material adverse effect on the Company.

      While the Company is not currently foreclosed from seeking equity and debt financing from traditional sources such as commercial banks and other institutional lenders and investors, the Company believes that it is important to maintain complete flexibility in its financing options. Accordingly, in order to provide the Company with the maximum flexibility in pursuing financing opportunities, the Company is required to obtain stockholder approval of the transactions with Ault, Silverstein, and Glazers proposed hereunder.

      The Board believes that having the ability to sell Common Stock, Warrants, or other securities representing indebtedness to Ault, Silverstein, and the Glazers that may be considered “business combinations” under the DGCL could be beneficial to both the Company and its non-interested stockholders because it will ensure that the Company has access to other financing opportunities which may assist the Company in meeting any growth, operating and/or capital requirements in the future.

      If this Proposal No. 6 is approved, there would not be a time limit for any sales or a maximum number of shares of Common Stock, Warrants and other securities representing indebtedness that could be sold to Ault, Silverstein or the Glazers. However, notwithstanding the foregoing, to the extent that the Board determines to raise capital and issue shares of Common Stock, Warrants, or other securities representing indebtedness to Ault, Silverstein or the Glazers, the amount of such issuance will not exceed a maximum aggregate amount of $10,000,000 in any calendar year absent additional stockholder approval. In any event, the Board, consistent with its fiduciary duties, will evaluate all transactions with Ault, Silverstein and the Glazers to ensure fairness to the Company and its the stockholders.

Purpose of the Proposal; Need for Stockholder Approval

      Under the DGCL, absent the approval of the stockholders representing 66 2/3% of the Common Stock and Preferred Stock, voting together as a single class (excluding shares owned by Ault Glazer, Ault, Silverstein and the Glazers), Ault, Silverstein, the Glazers will not be able to participate in the sale of securities (e.g., Common Stock, Warrants and other securities representing indebtedness) by the Company during the Interested Stockholder Period. However, this restriction does not prevent Ault, Silverstein or the Glazers from acquiring shares of Common Stock in the open market. Further, no vote is required if the proportionate ownership of the interested stockholders does not increase (e.g., through participation rights) as a result of the transaction.

      The purpose of this proposal is to provide additional flexibility for the Company in anticipation of future financing activities that would ultimately maximize the return to all of the Company’s stockholders. Accordingly, the Board is recommending that the stockholders approve the sale of Common Stock, Warrants and other securities representing indebtedness to Ault, Silverstein and the Glazers on such terms as are subsequently approved by the Board (including a majority of “independent directors”) consistent with its fiduciary duties and consistent with market terms relating to price per share, interest rate, warrant coverage and registration rights for such sales when such sales are consummated. If and when any such sale occurs, such sales will be made in accordance with applicable law, including the requirements described below relating to the Company’s asset coverage ratio as calculated and determined under the Investment Company Act.

      As a BDC, the Company is subject to limits on the extent to which it can leverage itself by issuing senior securities. Specifically, it generally must ordinarily maintain a 2-to-1 asset coverage ratio (i.e., if it has $1 in assets, it can borrow $1, since after borrowing it would have $2 in assets and $1 of debt). With respect to a class of senior security representing indebtedness of the BDC, the asset coverage ratio is calculated, subject to the other terms and conditions of the Investment Company Act, by determining the ratio of (i) the value of the total assets of such BDC, less all liabilities and indebtedness not represented by senior securities, to (ii) the aggregate amount of senior securities representing indebtedness of such BDC. The Company does not currently have a self-imposed lower threshold limit with respect to its asset coverage ratio, and does not anticipate that such a limit would apply if it withdraws its election to be treated as a BDC.

      Pursuant to Section 61 of the Investment Company Act, a BDC may only issue warrants, options, or rights to subscribe or convert to voting securities of such company if— (i) such warrants, options, or rights expire by their terms within ten years; (ii) such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed; (iii) the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; (iv) the proposal to issue such securities is authorized by the stockholders of such BDC, and such issuance is approved by the required majority of the directors of such BDC on the basis that such issuance is in the best interests of such BDC and its stockholders; and (v) the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance does not exceed 25 per centum of the outstanding voting securities of the BDC, except as otherwise required by Section 61 of by the Investment Company Act.

      In addition, to the extent that the Company remains a BDC, it will only issue shares below net asset value to the extent permitted under Section 63 of the Investment Company Act. Pursuant to Section 63 of the Investment Company Act, a BDC may sell any common stock of which it is the issuer at a price below the current net asset value of such stock, and may sell warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, if (i) the holders of a majority of such BDC’s outstanding voting securities, and the holders of a majority of such BDC’s outstanding voting securities that are not affiliated persons of the BDC, approved the BDC’s policy and practice of making such sales of securities at the last annual meeting of stockholders within one year immediately prior to any such sale, except that the stockholders approval requirements of this subparagraph shall not apply to the initial public offering by a BDC of its securities; (ii) a required majority of the directors of such BDC have determined that any such sale would be in the best interests of such BDC and its stockholders; and (iii) a required majority of the directors of such BDC, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the BDC of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

      Such issuances of shares of Common Stock, Warrants and other securities representing indebtedness to Ault, Silverstein, and the Glazers could result in dilution of the net asset value per share attributable to shares of Common Stock. For instance, in the event that the Company elected to sell shares of Common Stock at a discount to the then-current net asset value per share attributable to shares of Common Stock in accordance with the requirements of the Investment Company Act, such sales would further dilute the net asset value per share. On the other hand, in the event that the Company is able to sell shares of Common Stock at a premium to the then-current net asset value per share attributable to shares of Common Stock, such sales would increase the net asset value per share.

      In the event that the Company remains a BDC, the Board does not anticipate issuing any Common Stock, Warrants or other securities representing indebtedness to Ault, Silverstein or the Glazers at a price below net asset value, absent stockholder and in accordance with the requirements of applicable law, including the Investment Company Act and the rules and regulations thereunder.

      However, in the event that Proposal No. 9 (the approval of the withdrawal of the Company’s election to be treated as a BDC) is approved along with this Proposal No. 6, the Company will no longer be subject to any of the limitations or requirements imposed on BDC’s under the Investment Company Act, including those generally relating to the issuance of securities below net asset value. As an operating company, unless otherwise required by applicable laws or exchange requirements, the Company will not require further stockholder approval to engage in sales of additional securities at a price which may be below net asset value or market value.

Possible Dilution and Anti-Takeover Effects of the Proposal

      As noted in Proposal No. 5, Section 203 of the DGCL is intended as an anti-takeover mechanism designed to prevent abusive takeover tactics and the consolidation of a corporation’s voting stock with a small number of stockholders. As of the date of this proxy statement, Ault Glazer, Ault, Silverstein and the Glazers together beneficially own or control approximately 27.1% of the outstanding Common Stock. If this Proposal No. 6 is approved by the stockholders, unless otherwise required by applicable law or the AMEX, the Company will not require further stockholder approval to engage in sales of additional securities (e.g., Common Stock, Warrants and other securities representing indebtedness) of the Company to Ault, Silverstein and the Glazers. While any such sales would have to be approved by a majority of the Board (including a majority of “independent directors”) consistent with its fiduciary duties and on market terms relating to price per share (which may include a discount from the then-current market price of the Common Stock as permitted by applicable law), interest rate, warrant coverage and registration rights for such sales when such sales are consummated, the result of such sales would nevertheless be an increase in the degree of control which Ault, Silverstein and the Glazers are able to exercise with respect to the Company.

      As of the date of, and except in connection with the other proposals described in this proxy statement, the Company has no current plans to issue any additional shares of Common Stock, Warrants or other securities representing indebtedness to Ault, Silverstein, and the Glazers. In addition, no assurance can be given that any commitments could be obtained in the future from Ault, Silverstein, or the Glazers on terms acceptable to the Company, if at all. Any equity financing may be dilutive to the Company’s stockholders, and debt financing, if available, may involve restrictive covenants with respect to raising future capital and other financial and operational matters. The securities which may be issued to Ault, Silverstein, and the Glazers may have a material adverse effect on the market price of the Common Stock as a result of the potential for dilution created by the issuance of additional Common Stock, Warrants and other securities representing indebtedness. In addition, resales by Ault, Silverstein, and the Glazers may be made at times that are adverse to the interests of other stockholders. You should consider the potential effects of further consolidating voting control in Ault, Silverstein and the Glazers and the possible dilutive effects to stockholders of any future equity or debt financing when voting on this Proposal No. 6.

Vote Required; Board Recommendation

      Proposal No. 6 (the authorization and approval of the sale of Common Stock, Warrants and other securities representing indebtedness to Ault, Silverstein or the Glazers, each of whom may be deemed to be an “interested stockholder” (as such term is defined in Section 203 of the DGCL) of the Company, on terms that are approved by a majority of the Board consistent with its fiduciary duties and market terms existing at the time of such offering, including those relating to price per share, interest rate, warrant coverage and registration rights for such issuances and the requirements of applicable law, including the Investment Company Act, as described in this proxy statement) will be approved if the holders of 66 2/3% of the outstanding shares of Common Stock and Preferred Stock (excluding any shares owned by Ault Glazer, Ault, Silverstein and the Glazers), voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 6. The Board unanimously recommends that you vote all of your shares “FOR” the approval of the sale of Common Stock, Warrants and other securities representing indebtedness to Ault, Silverstein, and the Glazers as described in this Proposal No. 6.

PROPOSAL NO. 7

APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE PAR VALUE OF THE COMMON STOCK TO $0.33 PER SHARE AND EFFECT A THREE-FOR-ONE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY

Background

      The Company is requesting stockholder approval of the Board’s proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Certificate”) to reduce the par value of each share of Common Stock, from $1.00 per share to $0.33 per share and effect a three-for-one the stock split of the Common Stock of the Company (the “Stock Split”). Assuming that this Proposal No. 7 is approved, the Company intends to file the certificate of amendment to the Amended and Restated Certificate of Incorporation included as Appendix E to this proxy statement (the “Certificate of Amendment”). The Board has already approved the Certificate of Amendment and, assuming the approval of this Proposal No. 7 at the Annual Meeting, the Certificate of Amendment would become effective upon its filing with the Secretary of State of the State of Delaware.

      Upon the Certificate of Amendment of the Company becoming effective pursuant to the DGCL (the “Effective Time”), each share of the Company’s Common Stock, par value $1.00 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and subdivided into three (3) shares of Common Stock, par value $0.33 per share, of the Company (the “New Common Stock”).

      Each stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by three (3); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.

      As of February 28, 2005, there were 1,758,776 shares of Common Stock issued and outstanding and 10,950 shares of Preferred Stock issued and outstanding. Additionally, as of December 31, 2004, there were 20,625 options to purchase Common Stock outstanding and no options available for future issuance under either the 1997 Stock Incentive Plan or the Non-Statutory Stock Option Plan. If this Proposal No. 7 is approved by the stockholders, there would be an additional 3,517,552 shares of Common Stock issued to existing stockholders of record as of the effective date of the Stock Split. This means that on a post-split basis, the Company would have approximately 5,276,328 shares of Common Stock outstanding. In addition, each share of Preferred Stock which is currently convertible into 7.5 shares of Common Stock would become convertible into 22.5 shares of Common Stock after the Stock Split.

      The Company’s Common Stock is listed for trading on the AMEX under the symbol “FKL.” The new shares of Common Stock to be issued as a result of the Stock Split will be included in our listing on the AMEX.

      The Board believes that the Stock Split would result in a market price for the stock that should be more attractive to a broader spectrum of investors and, therefore, should benefit both the Company and its stockholders through greater liquidity in the market. If approved, the Stock Split would result in a decrease in the par value of each share, from $1.00 per share to $0.33 per share. Proportionate voting rights and other rights of stockholders would not be altered by the Stock Split.

      If this proposal is approved by the stockholders at the Annual Meeting, the Stock Split will become effective on the date on which the Certificate of Amendment is accepted for filing by the Secretary of State of the State of Delaware, unless the Board determines that the Stock Split is no longer in the best interests of the Company and its stockholders. The Board will make such determination based on prevailing market conditions, on the likely effect on the market price of the Common Stock, and on other relevant factors.

Purpose of the Proposal; Need for Stockholder Approval

      The Board has proposed the Stock Split because it believes that the Stock Split is in the best long-term and short-term interests of the Company and its stockholders. Because the Stock Split requires an amendment to the Company’s certificate of incorporation, it must be approved by the Company’s stockholders. The increase in the number of outstanding shares of Common Stock and the lower market price per share expected to result from the Stock Split is designed to broaden the market for, and improve the marketability and liquidity of the Common Stock and increase the number of stockholders of the Company. Although the impact on the market price of shares of Common Stock cannot be predicted with certainty, the Board expects a reduction in share price that is inversely proportional to the increase in the number of outstanding shares of the Common Stock. You should be aware, however, that brokerage charges and any applicable transfer taxes on sales and transfers of shares may be higher after the Stock Split on the same relative interest in the Company because that interest would be represented by a greater number of shares.

      The Company believes that under U.S. federal income tax laws, the receipt of additional shares of Common Stock in the Stock Split will not constitute taxable gain or income to the stockholders; the cost or other tax basis to a shareholder of each old share held immediately prior to the split will be divided equally between the corresponding three (3) shares held immediately after the split; and the holding period for each of the three (3) shares generally will include the period for which the corresponding old share was held. The laws of states (and their political subdivisions) and jurisdictions other than the United States may impose taxes on the receipt by a shareholder of additional shares of Common Stock resulting from the split; stockholders are urged to consult their tax advisors.

Vote Required; Board Recommendation

      Proposal No. 7: Proposal No. 7 (the authorization and approval of the Certificate of Amendment to reduce the par value of the Common Stock from $1.00 per share to $0.33 per share and effect a three-for-one stock split of the Common Stock ) will be approved if a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class at the Annual Meeting, are voted “FOR” the proposal, a majority of the outstanding shares of Common Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal, and a majority of the outstanding shares of Preferred Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 7. The Board unanimously recommends that you vote all of your shares “FOR” the authorization and approval of the Certificate of Amendment to reduce the par value of the Common Stock from $1.00 per share to $0.33 per share and effect the Stock Split as described in this Proposal No. 7.

PROPOSAL NO. 8

APPROVAL OF THE PROSPECTIVE ISSUANCE OF CONVERTIBLE BONDS, CONVERTIBLE NOTES AND OTHER FORMS OF CONVERTIBLE INDEBTEDNESS

Background

      In order to improve the Company’s liquidity position, the Company is continuing its efforts to raise additional capital through the issuance of convertible debt securities. While the Company is not required to obtain shareholder approval for the issuance of debt under DGCL, as a BDC, the Company is subject to the requirements of the Investment Company Act, in particular, Section 61 which requires the Company to obtain shareholder approval to authorize the Board to issue securities which have a “convertibility” feature. Accordingly, the Company is requesting stockholder approval to authorize the Board to issue Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness. If Proposal No. 8 is approved, the issuance of Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness in such amounts and with such rights, preferences and privileges (including terms relating to dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters) will be determined by the Board without further stockholder approval, subject to applicable requirements.

      To the extent Proposal No. 9 is approved and the Company withdraws its election to be treated as a BDC under the Investment Company Act, then the actions for which stockholder approval is being requested in this Proposal No. 8 may be taken by the Company even if this Proposal No. 8 is not approved.

Purpose of the Proposal; Need for Stockholder Approval

      In connection with its Restructuring Plan, the Company anticipates making substantial investments and capital expenditures for the investment, acquisition, and development of its portfolio companies in the medical products/health care solutions and the financial services industries. To date, the Company has paid for investments, acquisitions and operating expenditures primarily from cash proceeds from the issuance of equity securities (including Common Stock and Warrants). The Company is currently contemplating the proposed issuance of Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness in order to further facilitate the implementation of the Restructuring Plan, to provide greater flexibility designing financing alternatives, and to strengthen the Company’s balance sheet and capital structure. Notwithstanding the foregoing, there can be no assurance that such attempts to raise additional capital through such means will be successful.

      The Board believes that approval to authorize the Board to issue Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness would facilitate the Company’s ability to accomplish business and financial objectives in the future without delaying such activities for further shareholder approval, except as may be required in particular cases by the Company’s charter documents, applicable law (including the Investment Company Act) or the rules of any stock exchange on which the Company’s securities may then be listed.

      By issuing debt, the Company is subject to the risks normally associated with indebtedness, including the risk that its operating revenues will be insufficient to meet required payments of principal and interest and the risk that it will be unable to refinance existing indebtedness when it becomes due or that the terms of any such refinancing will be less favorable than the current terms of such indebtedness. Restrictions and covenants in debt agreements could also limit the Company’s ability to take certain actions and impose consequences in the event of failure to comply. Further, such indebtedness could also:

•	limit the Company’s ability to fund the costs and expenses of the continued implementation of, and refinement to, its Restructuring Plan, future working capital, capital expenditures, advertising or promotional expenses, new product development costs, acquisitions, investments, restructuring programs and other general corporate requirements;

•	require it to dedicate a substantial portion of its cash flow from operations to payments on its indebtedness, thereby reducing the availability of its cash flow for the continued implementation of, and refinement to, its Restructuring Plan and other general corporate purposes;

•	place it at a competitive disadvantage compared to competitors that have less debt;

•	limit its flexibility in responding to changes in its business and the industry in which it operates; and

•	make it more vulnerable in the event of adverse economic conditions or a downturn in its business.

      In addition, if the Board elects to issue Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness, such issuance could have a substantial dilutive effect on the earnings per share, net asset value, book value per share, voting power and shareholdings of current stockholders. In particular, given the preferences normally associated with Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness, the issuance of newly authorized Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness could cause a substantial reduction in the relative value of the currently outstanding shares of Common Stock.

      Under the Investment Company Act, a BDC is subject to limits on the extent to which it can leverage itself by issuing senior securities, including Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness. Specifically, it generally must ordinarily maintain a 2-to-1 asset coverage ratio (i.e., if it has $1 in assets, it can borrow $1, since after borrowing it would have $2 in assets and $1 of debt). With respect to a class of senior security representing indebtedness of the BDC, the asset coverage ratio is calculated, subject to the other terms and conditions of the Investment Company Act, by determining the ratio of (i) the value of the total assets of such BDC, less all liabilities and indebtedness not represented by senior securities, to (ii) the aggregate amount of senior securities representing indebtedness of such BDC. The Company does not currently have a self-imposed lower threshold limit with respect to its asset coverage ratio, and does not anticipate that such a limit would apply if it withdraws its election to be treated as a BDC.

      In addition, as a BDC, the Company is subject to certain limitations and/or restrictions in connection with the issuance of Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness. Pursuant to Section 61 of the Investment Company Act, a BDC may only issue warrants, options, or rights to subscribe or convert to voting securities of such company, if— (i) such warrants, options, or rights expire by their terms within ten years; (ii) such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed; (iii) the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; (iv) the proposal to issue such securities is authorized by the stockholders of such BDC, and such issuance is approved by the required majority of the directors of such BDC on the basis that such issuance is in the best interests of such BDC and its stockholders, and (v) the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance does not exceed 25 per centum of the outstanding voting securities of the BDC, except as otherwise required by Section 61 of the Investment Company Act.

      As of the date of this proxy statement, except in connection with the other proposals described in this proxy statement, the Restructuring Plan, and its general investment strategy relating to acquisitions and investments in the medical products/health care solutions and the financial services industries, the Company has no plans to issue any Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness. However, the sole purpose of authorizing these Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness is to provide additional flexibility for the Company in anticipation of future financing activities. For instance, the grant to the Board of the authority to issue Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness would provide the Company with an alternative to its Common Stock and Preferred Stock that can be customized with such rights, preferences and privileges as the Board may deem appropriate for any proper corporate purpose such as raising capital, establishing strategic relationships with other companies, and investing in new opportunities within the Company’s target industries. The Board will consider any future proposed issuance of Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness in light of regulatory requirements applicable to the Company as a BDC under the Investment Company Act.

      Notwithstanding the foregoing, in the event that Proposal No. 9 (the approval of the withdrawal of the Company’s election to be treated as a BDC) is also approved, the Company will no longer be subject to any of the general limitations or requirements imposed on BDC’s under the Investment Company Act.

Possible Dilution and Anti-Takeover Effects of the Proposal

      It should be noted that the Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness that would become available for issuance if this Proposal No. 8 is adopted could be used by the Company to oppose a future hostile takeover attempt or to delay or prevent future changes in the control or management of the Company. In addition, if this Proposal No. 8 is approved by the stockholders, and the Board elects to issue

Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness, such issuance could have a dilutive effect on the voting power and shareholdings of current stockholders. While any such issuances would have to be approved by the Board consistent with its fiduciary duties, such issuances when consummated, could result in an increase in the degree of control which any stockholder (including but not limited to Ault, Silverstein and the Glazers) is able to exercise with respect to the Company.

      The actual terms of any Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness (subject to the requirements noted in Section 61 and Section 63 of the Investment Company Act), including exercise price, term and vesting requirements will be determined by the Board at the time of issuance. Also, the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration will be considered and approved by the Board at the time of issuance. No further authorization from the stockholders will be solicited prior to any such issuance. If such Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness are issued and if they are subsequently exercised, it would increase the number of outstanding shares of Common Stock. You should consider the possible dilutive effects to stockholders of any future debt or equity issuances when voting on this Proposal No. 8.

Vote Required; Board Recommendation

      Proposal No. 8 (the authorization and approval of the prospective issuance of Convertible Bonds, Convertible Notes or Other Convertible Indebtedness in accordance with the requirements of the Investment Company Act) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. The Board unanimously recommends that you vote all of your shares “FOR” the authorization and approval of the prospective issuance of Convertible Bonds, Convertible Notes or Other Convertible Indebtedness as described in this Proposal No. 8.

PROPOSAL NO. 9

AUTHORIZATION TO WITHDRAW THE COMPANY’S ELECTION

TO BE TREATED AS A BDC.

Background

      The Company is a closed-end management investment company, which elected, on November 18, 1997 to be regulated as BDC as that term is defined in Section 54 of the Investment Company Act. As a BDC, the Company is subject to the Investment Company Act, including certain provisions applicable only to BDC’s (the “BDC Provisions”), although it is excepted from certain provisions of the Investment Company Act applicable to registered closed-end investment companies. BDC’s generally are provided greater flexibility with respect to management compensation, capital structure, transactions among affiliates and other matters than registered closed-end investment companies. Nevertheless, as a BDC, the Company remains subject to significant regulation of its activities, as described below under “Investment Company Act Provisions Applicable to BDC’s.”

      Historically, the Company has participated in start-up and early stage financings, expansion or growth financings, leveraged buy-out financings and restructurings primarily in the radio and telecommunications industry. However, on June 23, 2004, the Company entered into an LOU with Ault Glazer which set forth the understandings and agreements of the Company and Ault Glazer with respect to the initial steps in the execution of the Restructuring Plan. The Restructuring Plan was intended to maximize stockholder value through, among other things, a shift in the Company’s investment strategy away from the radio and telecommunications industry toward a focus on the medical products/health care solutions and the financial services industries (the “target industries”), the liquidation of the Company’s investments, the raising of new capital to fund new investments and the election of new directors and officers with experience and expertise in the medical products/health care solutions and the financial services industries.

      In connection with the implementation of the Restructuring Plan and in consideration of the future operations of the Company and its planned acquisitions in the target industries, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Board believes that given the changing nature of the Company’s business and investment focus from investing, reinvesting, owning, holding, or trading in investment securities in the radio and telecommunications industries toward that of an operating company whose focus will be on acquisitions of controlling investments in operating companies and assets in the target industries, that the regulatory regime governing BDC’s is no longer appropriate and will hinder the Company’s future growth. In addition, the Board believes that the Company will not be required to be regulated under the Investment Company Act under these circumstances.

      On December 30, 2004, the Board unanimously approved the proposal to authorize the Board to withdraw the Company’s election to be treated as a BDC as soon as practicable so that it may begin conducting business as an operating company rather than a BDC subject to the Investment Company Act. If the stockholders approve this proposal to permit the Company to withdraw its BDC election, the withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal. The Company does not anticipate filing the application of withdrawal until it can be reasonably certain that the Company will not be deemed to be an investment company without the protection of its BDC election. After the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the Investment Company Act applicable to BDC’s generally, including regulations related to insurance, custody, composition of its Board, affiliated transactions and any compensation arrangements. If this Proposal No. 9 is approved by the stockholders and the Board does not withdraw the Company’s election to be treated as a BDC within six (6) months from the date of such approval, then the Company will present the matter to the stockholders again for approval prior to filing a withdrawal application.

      The Company is using maximum efforts to qualify for this change of status and has undertaken several steps to meet the requirements for withdrawal of its election to be treated as a BDC, including: (i) preparing a detailed plan of operations in contemplation of such a change to the status for the Company and (ii) consulting with outside counsel as to the requirements for withdrawing its election as a BDC and exemption or exclusion from being deemed an “investment company” under the Investment Company Act. As of the date hereof, the Company believes that the Company meets the requirements for filing an application to withdraw its election to be treated as a BDC.

Investment Company Act Provisions Applicable to BDC’s

      Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file (or, under certain circumstances, intend to file) a proper notice of election with the SEC.

      The Investment Company Act also imposes, among others, the following regulations on BDC’s:

•	A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

•	A BDC must carry its investments at value if a public trading market exists for its portfolio securities or fair value if one does not rather than at cost in its financial reports;

•	The composition of a BDC’s Board is restricted (e.g., participation by investment bankers and certain other participants is limited);

•	A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the SEC;

•	The issuance of senior equities and debt securities by a BDC is subject to certain limitations;

•	A BDC’s right to issue options, rights and warrants to purchase its stock is restricted;

•	There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

•	There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than “qualifying assets” unless, at the time the acquisition is made, such “qualifying assets” represent at least 70% of the value of the BDC’s total assets. “Qualifying Assets” generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a)is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in the securities of public companies and other investments that are not “qualifying assets”, but such investments may not exceed 30% of the BDC’s total asset value at the time of such investment;

•	A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders; and

•	A BDC is restricted in its ability to repurchase its shares directly from stockholders.

      If the stockholders approve this proposal and the Board withdraws the Company’s election to be treated as a BDC, the Company would no longer be subject to regulation under the Investment Company Act, which is designed to protect the interests of investors in investment companies. However, the Board would still be subject to customary principles of fiduciary duty with respect to the Company and its stockholders.

      As an operating company, the Company (i) would not be limited in the amount of excessive leverage that it could incur, (ii) would be permitted to issue Restricted Stock absent an order from the SEC, and (iii) would not be limited in the amounts or types of compensation that it could pay to executives.

      In addition, withdrawal of the Company’s election to be treated as a BDC will not affect the Company’s registration under Section 12(b) of the Exchange Act. Under the Exchange Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, proxy statements and other reports required under the Exchange Act. Withdrawal of the Company’s election to be treated as a BDC is not expected to have any affect on the Company’s listing status on the AMEX.

Reasons for the Potential Withdrawal of the Company as a BDC

      Over the years, since the Company has operated as a BDC, the business, regulatory and financial climates have shifted gradually but greatly, making operations as a BDC more challenging and difficult. Given the investment focus, asset mix, business and operations of the Company that will result from the implementation of the Restructuring Plan, the Board believes that it is prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the Investment Company Act discussed above. For example:

•	Business Focus. As a result of the Restructuring Plan, the nature of the Company’s business is changing from a business that has historically been in the business of investing, reinvesting, owning, holding, or trading in investment securities in the radio and telecommunications industry toward that of an operating company whose focus is on acquiring controlling interests in companies in the medical products/ health care and financial services industries. The Board believes that BDC regulation would be inappropriate for such activities.

•	Issuance of Common Stock. By virtue of its BDC election, the Company may not issue new shares of Common Stock at a per share price less than the then net asset value per share of outstanding Common Stock without prior stockholder approval. Historically, the market prices for BDC stocks have been lower than net asset value, making it much more difficult for BDC’s to raise equity capital. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company’s Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.

•	Issuance of Securities other than Common Stock. BDC’s are limited or restricted as to the type of securities other than common stock which they may issue. The issuance of convertible securities and rights to acquire shares of common stock (e.g., warrants and options) is restricted primarily because of the statutory interest in facilitating computation of the Company’s net asset value per share. In addition, issuances of senior debt and senior equity securities require that certain “asset coverage” tests and other criteria be satisfied on a continuing basis. This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company’s investment securities. Operating companies, including holding companies operating through subsidiaries, benefit from having maximum flexibility to raise capital through various financing structures and means.

•	Related Party Transactions. The Investment Company Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC’s, requires SEC approval, which is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Company believes situations may arise in which a corporation’s best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company’s directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (provided full disclosure of all material facts regarding the transaction and the interested party’s relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its SEC filings.

•	Compensation of Executives. The Investment Company Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of Restricted Stock is generally prohibited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

•	Eligible Investments. As a BDC, the Company may not acquire any asset other than “Qualifying Assets” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the “70% test”). Because of the limitations on the type of investments the Company may make, as well as the Company’s total asset composition, the Company may be foreclosed from participating in prudent investment opportunities and otherwise lack diversification.

      Moreover, the Company must incur significant general and administrative costs in order to comply with the regulations imposed by the Investment Company Act. Management devotes considerable time to issues relating to compliance with the Investment Company Act and the Company incurs substantial legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company. The Board believes that resources now being expended on Investment Company Act compliance matters could be utilized more productively if devoted to the operation of the Company’s business. The Board has determined that the costs of compliance with the Investment Company Act are substantial, especially when compared to the Company’s relative size and net income, and that it would therefore be in the financial interests of the stockholders for the Company to cease to be regulated under the Investment Company Act altogether.

      The Board believes that the above reasons, among others, indicate that the restrictions of the Investment Company Act would have the effect of dampening market interest in the Company and hindering its financial growth in the future. The Board has determined that the most efficacious way to reduce these costs, improve profitability, and eliminate the competitive disadvantages the Company experiences due to compliance with the many requirements and restrictions associated with operating as a BDC under the Investment Company Act would be to withdraw the Company’s election to be treated as a BDC.

Effect of Election to Withdrawal as a BDC on the Company’s Financial Statements

      In the event that the Board withdraws the Company’s election to be treated as a BDC and becomes an operating company, the fundamental nature of the Company’s business will change from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of operating businesses, with the goal of generating income from the operations of those businesses.

      The election to withdraw the Company as a BDC under the Investment Company Act will result in a significant change in the Company’s method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC’s to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment. Change in the Company’s method of accounting could reduce the market value of its investments in privately held companies by eliminating the Company’s ability to report an increase in value of it holdings as they occur. Also, as an operating company, the Company would have to consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDC’s.

      The Company does not believe that the withdrawal of its election to be treated as a BDC will have any impact on its federal income tax status, since it has never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. (Electing for treatment as a regulated investment company under Subchapter M generally allows a qualified investment company to avoid paying corporate level federal income tax on income it distributes to its stockholders.) Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its stockholders) as a “regular” corporation under Subchapter C of the Code. There will be no change in its federal income tax status as a result of it becoming an operating company.

Steps Toward Withdrawal

      Because of the importance of electing to withdraw as a BDC and becoming qualified as an operating company, the Company is using maximum efforts to qualify for this change of status. The Company has undertaken extensive steps to meet certain procedures relevant to withdrawal of its election to be treated as a BDC, including consultation with outside legal counsel as to the applicability and requirements under the Investment Company Act.

      Following approval by the stockholders of this Proposal No. 9, if it is obtained, the Board will file with the SEC as soon as practicable thereafter, a notice of withdrawal of election to be regulated as a business development company on Form N-54C. Once that notice is accepted, the Company’s withdrawal as a BDC will have been effected.

Purpose of the Proposal; Need for Stockholder Approval

      Section 58 of the Investment Company Act provides that a BDC may not deregister as a BDC unless it is authorized to do so by a majority of its issued and outstanding voting securities.

      For purposes of this Proposal No. 9 only, the vote of a “majority of the outstanding shares” means the vote (A) of 67 per centum or more of the voting securities present at the Annual Meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Company, whichever is the less.

Vote Required; Board Recommendation

      Proposal No. 9 (the authorization and approval of the Board to withdraw the Company’s election to be treated as a BDC pursuant to Section 54(c) under Investment Company Act) will be approved if a “majority of the outstanding shares” of the Common Stock and Preferred Stock, voting together as a single class, are voted “FOR” the proposal. Abstentions and broker non-votes will also have the same effect as votes “AGAINST” Proposal No. 9. The Board unanimously recommends that you vote all of your shares “FOR” the authorization and approval of the Board to withdraw the Company’s election to be treated as a BDC as described in this Proposal No. 9.

PROPOSAL NO. 10

APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE AMENDED AND

RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE
COMPANY TO PATIENT SAFETY TECHNOLOGIES, INC.

Background

      The Board has unanimously approved, and is recommending that the stockholders vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to “Patient Safety Technologies, Inc.”

      Historically, the Company has focused its business on investments in the radio and telecommunications industries, however, as a result of the implementation of its Restructuring Plan in June 2004 and its recent acquisitions and investments in the patient safety market, the Board no longer believes the name “Franklin Capital Corporation” accurately represents the nature of the Company’s business activities.

      On February 25, 2005, the Company purchased SurgiCount, a privately held, California-based developer of patient safety devices. SurgiCount is the Company’s first major acquisition in its plan to become a leader in the multi-billion dollar patient safety field market and management believes that the acquisition is a significant milestone in the Company’s plan to shift its focus from radio and telecommunications to products and services targeting patient safety. SurgiCount owns patents issued in the United States and Europe related to patient safety, among them, the Safety-SpongeTM System. The Safety-SpongeTM System allows for faster and more accurate counting of surgical sponges. SurgiCount has obtained FDA 510k exempt status for the Safety-SpongeTM line. The Safety-SpongeTM line of sponges has passed required FDA biocompatibility tests including ISO sensitization, cytotoxicity and skin irritation tests. SurgiCount is now a wholly-owned subsidiary of the Company.

      Accordingly, the Board has determined that it is in the best interest of the Company and its stockholders to change the name of the Company to more closely reflect the Company’s current and anticipated business, strategies and operations in the medical products and health care industries. The Board also believes that the proposed name change will assist the Company in developing new marketing and sales strategies and will enhance the Company’s brand equity and strengthen recognition of the Company by its customers, partners and stockholders.

      The Company will not be able to effect the proposed name change unless and until the Company either (i) obtains the approval by stockholders of Proposal No. 9 (the withdrawal of Company’s election to be treated as a BDC), or (ii) meets the applicable requirements of Section 35 of the Investment Company Act.

      Under Section 35 of the Investment Company Act and Rule 35d-1(a)(2) promulgated thereunder, a BDC may not adopt as a part of its name or title, any word or words that “suggest that the BDC focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, unless the BDC has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in the particular type of investments, or in investments in the particular industry or industries, suggested by the BDC’s name.” At the current time, the Company has not adopted such a policy, although it intends to concentrate its investments in the patient safety sector.

      If effected, the proposed change in the Company’s name will not affect, in any way, the validity of currently outstanding stock certificates, nor will it be necessary for the Company’s stockholders to surrender or exchange any stock certificates that they currently hold as a result of the name change. Management believes the name change can be accomplished at minimal expense. To the extent stockholders approve the name change, the Company also intends to seek a change to its current AMEX ticker symbol “FKL” to one that is more consistent with its new name.

Vote Required; Board Recommendation

      Proposal No. 10 (the authorization and approval of the Certificate of Amendment to change the name of the Company to “Patient Safety Technologies, Inc.”) will be approved if a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class at the Annual Meeting, are voted “FOR” the proposal, a majority of the outstanding shares of Common Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal, and a majority of the outstanding shares of Preferred Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 10. The Board unanimously recommends that you vote all of your shares “FOR” the authorization and approval of the Certificate of Amendment to change the Company’s name to “Patient Safety Technologies, Inc.” as described in this Proposal No. 10.

PROPOSAL NO. 11

APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE AMENDED AND

RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK

Background

      The Board has unanimously approved, and is recommending that the stockholders vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the total authorized shares of Common Stock from 50,000,000 shares to 25,000,000 shares and to decrease the total authorized shares of Preferred Stock of the Company from 10,000,000 shares to 1,000,000 shares.

      The decrease in authorized shares of Common Stock and Preferred Stock was recommended by management in order to reduce the franchise taxes that the Company is required to pay in the State of Delaware, the amount of which is based in part on the number of the Company’s authorized shares. The Board believes that the Company is currently paying franchise tax on shares that are not likely to ever be issued in the near term. The Company estimates that it will save approximately $35,000 this year in franchise taxes if this amendment is approved by the stockholders.

      The Board determined to decrease the number of authorized shares of Common Stock to 25 million shares and Preferred Stock to 1 million because it believes that such reductions will allow for the greatest decrease in Delaware franchise tax, consistent with ensuring that the number of shares available for future issuances will be sufficient for general corporate purposes.

      As of the Record Date (i) 1,758,776 shares of Common Stock were issued and outstanding and (ii) 10,950 shares of Preferred Stock were issued and outstanding. As a result, if the share reduction proposal is approved, on a pre-split basis the Company still would have approximately 23,241,224 authorized shares available for issuance of Common Stock and 989,050 authorized shares of Preferred Stock available that may be issued from time to time in the future for any corporate purpose as permitted by applicable law, including, but not limited to, the rights offering and other transactions and commitments described in this proxy, providing equity incentives to directors, employees and consultants, acquisitions of other companies or assets, sales of stock or securities convertible into stock, possible stock splits or stock dividends and issuances of additional options or rights to purchase common stock. In the event that Proposal No. 7 (the Stock Split) is approved, the Company will have approximately 19,723,672 authorized shares available for issuance on a post split basis.

      One consequence of the proposed reduction is that the Company would be required to seek the approval of stockholders for an issuance of shares that would cause the outstanding shares to exceed the number then authorized and unissued. This may limit or delay the Company’s ability to issue stock in order to raise additional capital, to engage in acquisitions, to establish strategic relationships with corporate partners, to permit future stock splits or stock dividends or to provide equity incentives to its directors, employees and consultants. In the event that the Company desired to engage in any of the foregoing activities and there were not enough authorized shares of Common Stock or Preferred Stock, it would have to seek stockholder approval at a special or annual stockholders’ meeting in order to increase the authorized number of shares of Common Stock or Preferred Stock, which may cause delay and expense and there is no guarantee that such approval would be obtained. Therefore, the Company may not be able to take advantage of favorable opportunities or meet business needs as they arise. The Board believes that these risks are outweighed by the Delaware franchise tax savings benefits resulting from the reduction in authorized shares.

Vote Required; Board Recommendation

      Proposal No. 11 (the authorization and approval of the Certificate of Amendment to decrease the authorized number of shares of Common Stock from 50,000,000 shares to 25,000,000 shares and Preferred Stock from 10,000,000 shares to 1,000,000 shares) will be approved if a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class at the Annual Meeting, are voted “FOR” the proposal, a majority of the outstanding shares of Common Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal, and a majority of the outstanding shares of Preferred Stock, voting separately as a class at the Annual Meeting, are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 11. The Board unanimously recommends that you vote all of your shares “FOR” the authorization and approval of the Certificate of Amendment to decrease the authorized number of shares of Common Stock from 50,000,000 shares to 25,000,000 shares and decrease the authorized number of shares of Preferred Stock from 10,000,000 shares to 1,000,000 shares as described in this Proposal No. 11.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information regarding the beneficial ownership of the Common Stock and Preferred Stock as of February 25, 2005 by: (i) each current director and nominee for director; (ii) all executive officers and current directors of the Company as a group; and (iii) all stockholders known by the Company to be beneficial owners of more than five percent of the outstanding shares of Common Stock or Preferred Stock. The information in this table is based solely on a review by the Company of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below.

	Beneficial Ownership

	Number of Shares		Percent of	Number of Shares		Percent of
Name and Address of Beneficial Owner	of Common Stock		Class	of Preferred Stock		Class

Ault Glazer & Company Investment Management LLC	476,900	(1)	27.1%	10,750	(2)	98.2%
100 Wilshire Boulevard
Santa Monica, California 90401
Melanie Glazer	476,900	(1)	27.1%	10,750	(2)	98.2%
100 Wilshire Boulevard
Santa Monica, California 90401
Steven Bodnar & Bodnar Capital Management LLC	281,250	(4)	15.9%
680 Old Academy Road
Fairfield, CT 06824
Brian Stewart	95,000	(5)	5.4%
222 Seventh Street, No. 105
Santa Monica, California 90402
Dr. William Stewart	95,000	(5)	5.4%
222 Seventh Street, No. 105
Santa Monica, California 90402
Interested Persons
Milton “Todd” Ault III	476,900	(1)	27.1%	10,750	(2)	98.2%
100 Wilshire Boulevard
Santa Monica, California 90401
Louis Glazer, M.D., Ph.G.	476,900	(1)	27.1%	10,750	(2)	98.2%
100 Wilshire Boulevard
Santa Monica, California 90401
Non-Interested Persons
Brigadier General (Ret.) Lytle Brown III	3,000		*	—		—
1601 Ardenwood Court
Nashville, Tennessee 37215
Herbert Langsam	7,000		*	—		—
5300 Wisteria Drive
Oklahoma City, Oklahoma 73142
Alice Campbell	5850	(3)	*	—		—
1211 Ridgeway Road #130
Memphis, Tennessee 38119

	Beneficial Ownership

	Number of Shares		Percent of	Number of Shares		Percent of
Name and Address of Beneficial Owner	of Common Stock		Class	of Preferred Stock		Class

Executive Officers
Lynne Silverstein	476,900	(1)	27.1%	10,750	(2)	98.2%
100 Wilshire Boulevard
Santa Monica, California 90401
All current officers and directors as a group (6 persons)	476,900	(1)	27.1%	10,750	(2)	98.2%

*	Represents less than 1%.

(1)	Pursuant to Amendment No. 10 to the Schedule 13D jointly filed by Ault, Ault Glazer and the Glazers on January 21, 2005 (the “Ault Glazer 13D”) pursuant to which Ault Glazer, Ault, Silverstein, and the Glazers have all reported beneficial ownership of these shares of Common Stock. The 476,900 reported above include 80,625 shares of Common Stock issuable upon conversion of the 10,750 shares of Preferred Stock reported above. According to the Ault Glazer 13D: (i) Ault Glazer’s beneficial ownership of these shares of Common Stock is direct as a result of Ault Glazer’s discretionary authority to buy, sell and vote such shares of Common Stock for its investment fund clients; (ii) Ault’s beneficial ownership of these shares of Common Stock is indirect as a result of Ault’s control of Ault Glazer; (iii) Silverstein’s beneficial ownership of these shares of Common Stock is indirect as a result of Silverstein’s control of Ault Glazer; and (iv) the Glazers have reported beneficial ownership of these shares of Common Stock because, as a result of certain relationships they may be deemed to be members, together with Ault Glazer, Ault and Silverstein, of a group that beneficially owns such shares of Common Stock. Also includes 44,146 shares of Common Stock held by Zeal Aggressive Partners, L.P., 70,466 shares beneficially owned by Zealous Partners, L.L.C., and 252,756 shares beneficially owned by Zodiak Investments, L.P.

(2)	Consists of: (i) 1,500 shares beneficially owned by Zodiak Investment Partners, L.P.; (ii) 2,600 shares beneficially owned by Zealous Partners, L.L.C.; and (iii) an aggregate of 6,650 shares beneficially owned by six separate trust accounts for which Melanie Glazer acts as trustee. Pursuant to the Ault Glazer 13D, Ault Glazer, Ault, Silverstein, and the Glazers have reported beneficial ownership of these shares of Preferred Stock because, as a result of certain relationships they may be deemed to be members, of a group that beneficially owns such shares of Preferred Stock.

(3)	Includes 1,100 shares that Ms. Campbell beneficially owns by virtue of her minority ownership interest in Zeal Aggressive Partners, L.P., a private investment fund managed by Ault Glazer.

(4)	Pursuant to the Schedule 13D filed by Steven Bodnar on December 17, 2004, Bodnar Capital Management LLC (“BCM”) owns 187,500 shares of Common Stock and warrants exercisable to purchase 93,750 shares of Common Stock. Mr. Bodnar has the power to vote and direct the disposition of all shares of Common Stock owned by BCM.

(5)	The shares listed above are being reported by the Company in connection with its acquisition of SurgiCount. On February 25, 2005, the Company closed this acquisition and issued 200,000 shares of Common Stock, of which 10,000 shares of Common Stock will be held in escrow until August 2005. In addition, if certain milestones are satisfied, the Company will issue up to an additional 33,334 shares of Common Stock.

Information Regarding the Board and its Committees

      Listing standards for the AMEX require that a majority of the members of the Board qualify as “independent” as defined by AMEX rules as affirmatively determined by the Board. Additionally, Section 56 of the Investment Company Act requires that a majority of the members of the Board not be “interested persons” (as that term is defined in the Investment Company Act) of the Company. From time to time, the Board consults with the Company’s outside legal counsel to ensure that the Board’s determinations of its independence are consistent with all relevant securities and other laws and regulations regarding the definition of “independence,” including those set forth in pertinent listing standards of AMEX, as in effect time to time.

      Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the current members of the Board, other than Ault and Louis Glazer, are independent directors of the Company within the meaning of the AMEX listing standards.

      With the exception of Stephen L. Brown (who did not receive any director’s fees) and Ault, Louis Glazer, Lytle Brown III, Herbert Langsam, and Alice Campbell (who were not members of the Board in 2003), each member of the Board received director’s fees of $500 per meeting for 2003. During the year ended December 31, 2003, the Company reimbursed directors for travel expenses incurred in connection with the performance of their duties. With the exception of Stephen L. Brown, Louis Glazer, Lytle Brown III, Herbert Langsam, and Alice Campbell, each member of the Board received director’s fees of $500 per meeting for 2004. Ault received one payment of $500 for his attendance at a meeting of directors held in 2004. For the year ended December 31, 2004, the Company reimbursed directors for travel expenses incurred in connection with the performance of their duties.

      The Board met five times during the fiscal year ended December 31, 2003 and eleven times during the fiscal year ended December 31, 2004. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, respectively. Furthermore, it is the Company’s policy to invite, but not require, each of its directors and director nominees to attend the Company’s annual meeting of stockholders. All of the then-current directors and director nominees attended the Company’s 2003 Annual Meeting of Stockholders.

      The Board has three committees: an Audit Committee, an Executive Committee and a Compensation Committee. The Audit Committee and Compensation Committee operate pursuant to a committee charter. The charter of each committee is included as an appendix to this proxy statement and is available without charge, upon a written request mailed to: c/o Corporate Secretary, Franklin Capital Corporation, 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401.

      The following table provides membership and meeting information for 2004 and 2003 for each of the Board’s committees:

	Audit				Executive		Compensation

Name	2004		2003		2004	2003	2004		2003

Stephen L. Brown(1)					X
Irving Levine(1)	X	*	X	*	X	X	X	*	X	*
David T. Lender(1)						X	X		X
Laurence Foster(1)	X		X			X
Milton “Todd” Ault III(2)
Louis Glazer, M.D., Ph.G.(3)
Brigadier General (Ret.) Lytle Brown III(3)	X						X
Herbert Langsam(3)	X						X	*
Alice Campbell(3)	X	*					X
Total meetings in fiscal year 2004/2003	3		4		0	0	0		1

*	-Committee Chairperson

x	-Denotes committee member

(1)	Stephen Brown, Irving Levine, David Lender and Laurence Foster were replaced on the Board and the respective committees listed above at the Special Meeting.

(2)	Ault was appointed to serve on the Board as of June 23, 2004. Ault does not currently serve on any committees of the Board.

(3)	Louis Glazer, Gen. Lytle Brown, Herbert Langsam and Alice Campbell were elected to the Board at the Special Meeting and were also appointed as members of the respective committees listed above.

      Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. Each of the committees described below has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

      The Audit Committee operates pursuant to the Amended and Restated Charter of the Audit Committee. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to oversee and monitor the Company’s accounting and reporting processes and the audits of the Company’s financial statements. The Audit Committee met four times during 2003 and three times during 2004.

      The Audit Committee is presently composed of three persons, including Messrs. Herbert Langsam and Lytle Brown III and Ms. Alice Campbell, each of whom are considered independent under the rules promulgated by the AMEX and under Rule 10A-3 under the Exchange Act, and each of whom is financially literate as required by the rules of AMEX. Ms. Campbell serves as the chairman of the Audit Committee. The Board has determined that Ms. Campbell is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Exchange Act, and “financially sophisticated” as defined by the rules of AMEX. Ms. Campbell meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act.

      Messrs. Levine and Foster were replaced as members of the Audit Committee on October 22, 2004. Mr. David Lender resigned from the Audit Committee on May  14, 2003 following the adoption of a policy by his employer which prohibited employees from serving on audit committees of public companies.

Executive Committee

      The Executive Committee has and may exercise those rights, powers, and authority that the Board from time to time grants to it, except where action by the Board is required by statute, an order of the SEC, or the Company’s charter or bylaws. Messrs. Brown and Levine were members of the Executive Committee until October 22, 2004. The Company has not yet appointed replacement members to Executive Committee. The Executive Committee met zero times during 2003 and zero times during 2004.

Compensation Committee

      The Compensation Committee operates pursuant to a charter approved by the Board, which was amended and restated as of November 11, 2004 and is attached to this proxy statement as Appendix C (the “Amended and Restated Charter of the Compensation Committee”). The Compensation Committee determines and recommends to the Board the compensation to be paid the Company’s executive officers and also reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee also determines and recommends to the Board the amount of stock option grants to be issued to the Company’s officers and directors under the Company’s existing Stock Incentive Plan and/or Non-Statutory Stock Option Plan, respectively and will determine individual performance awards for such participants. If approved, the Compensation Committee will determine and recommend to the Board the amount of stock option grants and Restricted Stock awards to be granted to the Company’s officers and directors under the New Plan as described under Proposal No. 3 and Proposal No. 4 and the amount of cash and equity compensation payable to Ault, Silverstein and the Glazers as described under Proposal No. 5. The Compensation Committee met one time during 2003 and zero times during 2004.

      The Compensation Committee members currently are Messrs. Herbert Langsam and Lytle Brown III and Ms. Alice Campbell, each of whom is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act, and is “independent” for purposes of the AMEX rules. Each member of the Compensation Committee is a “non-employee director” for purposes of Rule 16b-3 under Section 16 of the

Exchange Act and an “outside director” for purposes of Section 162(m) of the Code. Mr. Langsam serves as the chairman of the Compensation Committee. None of these individuals is a present or former officer or employee of the Company. Messrs. Levine and Lender were replaced as members of the Compensation Committee on October 22, 2004.

Compensation Committee Interlocks and Insider Participation

      During the last fiscal year, no executive officer of the Company served either as: (1) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; (2) a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; or (3) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Nomination of Directors

      The Company currently does not have a separate nominating committee of the Board. Instead, all of the independent directors participate in the consideration of potential nominations for election to the Board. The Board believes that this approach is appropriate because, given the relatively small size of the Board, the independent directors are capable of evaluating potential nominees and reaching an agreement with respect to whom will be nominated.

      To fulfill its responsibility to recruit and recommend to the stockholders nominees for election as directors, the Board reviews, on an annual basis, the appropriate skills and characteristics required of directors in the context of the current make-up of the Board. This assessment of nominees is based upon various criteria, including their integrity, independence, accomplishments, prior or current association with institutions noted for their excellence, ability to exercise sound business judgment, demonstrated leadership ability, breadth and knowledge about issues affecting the Company, and background and experience in areas important to the operation of the Company.

      In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation and quality of performance. Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. In identifying potential new director candidates, the Board seeks recommendations from members of the Board, members of management, and stockholders. The Board may also, if necessary or appropriate, retain a professional search firm in order to assist it in these efforts.

      The Board considers recommendations for Board candidates submitted by stockholders using the same criteria (described above) that it applies to recommendations from directors and members of management. In order to be considered, a recommendation from a stockholder must be received by the Board no later than the 120th calendar day before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders and must include the stockholder’s name and contact information, the candidate’s name and contact information, a description of any relationship between the stockholder and the candidate, a description of the candidate’s qualifications, and a signed statement from the candidate that he or she is willing and able to serve on the Board. Stockholders must submit recommendations in writing to the Board at c/o Corporate Secretary, Franklin Capital Corporation, 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401.

      After consideration, and consistent with the Board’s policies described above, all of the members of the Board recommended and unanimously approved the nomination of Mr. Lytle Brown III for reelection as a Class I Director at the Annual Meeting.

Information Regarding the Company’s Directors, Nominees for Director and Officers

      Certain information, as of February 25, 2005, with respect to each of the directors as well as the nominee for election as Class I Director at the Annual Meeting, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each director or nominee holds, and the year in which each nominee or person became a director or officer of the Company.

				Principal
			Term of Office	Occupation(s)	Other Directorships
		Position(s) Held	and Length of	During Past	Held by Director or
Name and Address	Age	with Company	Time Served	5 Years	Nominee for Director

Interested Persons

Milton “Todd” Ault III(2)(8) 100 Wilshire Boulevard Santa Monica, California 90401	35	Chairman and Chief Executive Officer Class III Director	Term of one year; served as Chairman and CEO since October 22, 2004 and as director since June 23, 2004	Member and Investment adviser of Ault Glazer(3)	None

Louis Glazer, M.D., Ph.G(1)(8) 100 Wilshire Boulevard Santa Monica, California 90401	73	Class III Director	Served as director since October 22, 2004 and Chief Health and Science Officer of Franklin Medical Products LLC since January 1, 2005	Member of Ault Glazer (3); independent medical and biotechnology consultant	None

Non-Interested Persons

Brigadier General (Ret.)
Lytle Brown III(1)(6) 1601 Ardenwood Court Nashville, Tennessee 37215	72	Class I Director	Served since October 22, 2004	Owner and manager of Marmatic Enterprises (4); senior tax professional for H&R Block Inc.	None

Herbert Langsam(1)(7) 5300 Wisteria Drive Oklahoma City, Oklahoma 73142	73	Class II Director	Served since October 22, 2004	President of Medicare Recoveries, Inc.(5)	None

Alice Campbell(1)(7) 1211 Ridgeway Road #130 Memphis, Tennessee 38119	55	Class II Director	Served since October 22, 2004	Independent private investigator/ consultant	None

Executive Officers

Lynne Silverstein(2) 100 Wilshire Boulevard Santa Monica, California 90401	33	President and Secretary	Served since October 22, 2004	CEO, Director of Operations and Member of Ault Glazer (3)	None

(1)	On October 22, 2004, Irving Levine, David T. Lender and Laurence Foster were replaced as directors of the Company by Lytle Brown, Herbert Langsam, Alice Campbell, and Louis Glazer.

(2)	On October 22, 2004, Mr. Stephen L. Brown, resigned from his positions as the Company’s Chairman and Chief Executive Officer. Similarly, Hiram M. Lazar also resigned from his positions as the Company’s Chief Financial Officer and Secretary. To fill the vacancies created by these resignations, the newly elected Board (consisting of Louis Glazer, Alice Campbell, Herbert Langsam, and Lytle Brown III) appointed Ault to serve as the Company’s Chairman and Chief Executive Officer and Silverstein to serve as the Company’s President and Secretary.

(3)	Ault Glazer is a private investment management firm headquartered in Santa Monica, California that manages individual client accounts and private investment funds.

(4)	Marmatic Enterprises is a private company located in Nashville, Tennessee that holds, buys, sells, rents and repairs residential real estate.

(5)	Medicare Recoveries, Inc. is a private company located in Oklahoma City, Oklahoma which provides Medicare claims and recovery services.

(6)	Class I Director — nominee up for re-election — Term Expiring 2007.

(7)	Class II Director — Term Expiring 2005.

(8)	Class III Director — Term Expiring 2006.

Dollar Range of Equity Securities

      The following table sets forth the dollar range of Common Stock beneficially owned by each of the Company’s current directors and nominees as of December 31, 2004:

Dollar Range of
Equity Securities
Name of Director or Nominee	of the Company(1)(2)

Interested Persons
Milton “Todd” Ault III(3)	$10,001-$50,000
Louis Glazer, M.D., Ph.G.(3)	over $100,000
Non-Interested Persons
Brigadier General (Ret.) Lytle Brown III(3)	$10,001-$50,000
Herb Langsam(3)	$10,001-$50,000
Alice Campbell(3)	$10,001-$50,000

(1)	Pursuant to Instruction 2 of Item 22(b)(5) of Schedule 14A, beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The Company has not provided information with respect to the aggregate dollar range of equity securities in all funds overseen by each director or nominee for director named above because the Company is not part of any family of investment companies.

(3)	Ault became a director on June 23, 2004. Louis Glazer, Gen. Lytle Brown, Herbert Langsam, and Alice Campbell became directors on October 22, 2004.

Compensation Table

      The following table sets forth information for the fiscal years ended December 31, 2004 and December 31, 2003 with respect to all cash remuneration paid or accrued by the Company for each of the Company’s directors for services as directors and for each of the Company’s officers whose aggregate compensation exceeded $60,000 for the fiscal years ended December 31, 2004 and December 31, 2003.

2004 Summary Compensation

					Total
		Aggregate	Pension or Retirement	Estimated	Compensation
		Compensation	Benefits Accrued as	Annual	from the
		from the	Part of the Company’s	Benefits upon	Company Paid
Name of Person	Position	Company	Expenses	Retirement	to Directors

Interested Persons
Stephen L. Brown(1)	Chairman and Chief	$607,500	$4,869	$0	$612,369
	Executive Officer
Hiram M. Lazar(2)	Chief Financial	$38,750	$4	$0	$38,754
	Officer
Milton “Todd” Ault III(3)	Chairman,	$500	$0	$0	$500
	Chief Executive Officer, and Class III Director
Louis Glazer, M.D., Ph.G.(5)	Class III Director	$0	$0	$0	$0
Non-Interested Persons
Irving Levine(4)	Director	$3,000	$0	$0	$3,000
David T. Lender(4))	Director	$3,000	$0	$0	$3,000
Laurence I. Foster(4)	Director	$3,000	$0	$0	$3,000
Brigadier General (Ret.)	Class I Director	$0	$0	$0	$0
Lytle Brown III(5)
Herb Langsam(5)	Class II Director	$0	$0	$0	$0
Alice Campbell(5)	Class II Director	$0	$0	$0	$0
Executive Officers
Lynne Silverstein	President	$0	$0	$0	$0

2003 Summary Compensation

					Total
		Aggregate	Pension or Retirement	Estimated	Compensation
		Compensation	Benefits Accrued as	Annual	from the
		from the	Part of the Company’s	Benefits upon	Company Paid
Name of Person	Position	Company	Expenses	Retirement	to Directors

Interested Persons
Stephen L. Brown(1)	Chairman and	$427,500	$0	$0	$0
	Chief Executive Officer
Hiram M. Lazar(2)	Chief Financial	$163,750	$0	$0	—
	Officer
Non-Interested Persons
Irving Levine(4)	Director	$3,000	$0	$0	$3,000
David T. Lender(4)	Director	$3,000	$0	$0	$3,000
Laurence I. Foster(4)	Director	$3,000	$0	$0	$3,000

(1)	Mr. Brown resigned from his positions as Chairman and Chief Executive Officer on October 22, 2004.

(2)	Mr. Lazar resigned from his position as Chief Financial Officer on October 22, 2004.

(3)	Mr. Ault was appointed as a director on June 23, 2004. Mr. Ault received $500 in directors fees for his attendance at a Board meeting held in 2004. Mr. Ault was hired as Chairman and Chief Executive Officer of the Company on October 22, 2004.

(4)	Irving Levine, David T. Lender and Laurence I. Foster were replaced as directors at the Special Meeting of the stockholders held on October 22, 2004.

(5)	Brigadier General (Ret.) Lytle Brown III (Class I Director), Herbert Langsam (Class II Director) Alice Campbell (Class II Director) and Louis Glazer, M.D., Ph.G (Class III- Director) were elected as directors at the Special Meeting of stockholders held on October 22, 2004.

Compensation Pursuant to Plans

      On September 9, 1997, the Company’s stockholders approved two stock option plans: the 1997 Stock Incentive Plan and the Non-Statutory Stock Option Plan. An aggregate of 112,500 shares of Common Stock has been reserved for issuance under these plans, of which 67,500 shares have been reserved for issuance under the Stock Incentive Plan and 45,000 shares have been reserved for issuance under the Stock Option Plan.

      Shares subject to options that terminate or expire prior to exercise will be available for future grants under the plans. Because the issuance of options to non-employee directors is not permitted under the Investment Company Act without an exemptive order by the SEC, the issuance of options under the stock option plan was conditioned upon the granting of such order. The order was granted by the SEC on January 18, 2000.

      On December 31, 2004, there were 20,625 options to purchase Common Stock outstanding and no options available for future issuance. The following table summarizes information about the options, warrants and rights and other equity compensation under the Company’s equity compensation plans as of December 31, 2004.

		Weighted-Average
	Number of Securities to be Issued	Exercise Price of	Number of Securities Remaining
	upon Exercise of Outstanding	Outstanding Options,	Available for Future Issuance Under
Plan Category	Options, Warrants and Rights(2)	Warrants and Rights	Equity Compensation Plans

Equity compensation plans approved by security holders(1)	20,625	$11.39	0

Total	20,625		0

(1)	Includes options to purchase shares of Common Stock under the following stockholder approved plans: the Stock Incentive Plan and the Non-Statutory Stock Option Plan, which were both approved on September 9, 1997.

Option Grants in the Last Fiscal Year

      No options were granted during the fiscal year ended December 31, 2003 to the Company’s Chief Executive Officer, its other executive officers or its directors.

Executive Officers

      The executive officers of the Company are Ault, who serves as the Company’s Chairman and Chief Executive Officer; Lynne Silverstein, who serves as the Company’s President and Secretary; Louis Glazer, who serves as the Chief Health and Science Officer of Franklin Medical Products, LLC; and Melanie Glazer who serves as the Manager of Franklin Capital Properties, LLC. The Company is currently evaluating candidates for the position of Chief Financial Officer.

Milton “Todd” Ault III

      Mr. Ault, age 35, currently serves as the Chairman and Chief Executive Officer of the Company and has served as a director of the Company since June  23, 2004. He is the co-founder, in 1998, the controlling and managing member and chief investment officer of Ault Glazer, a private investment management firm headquartered in Santa Monica, California that manages approximately $20 million in individual client accounts and private investment funds. Mr. Ault also serves on the board of directors of Definitely for Kids, a philanthropic organization devoted to assisting hearing-impaired children. Prior to founding Ault Glazer, Mr. Ault served as a portfolio manager and regional institutional financial advisor for Prudential Securities. Mr. Ault has also previously served as an institutional account executive for Dean Witter Reynolds. Until December 31, 2004, Mr. Ault was a registered representative of Strome.

Lynne Silverstein

      Ms. Silverstein, age 34, currently serves as the President and Secretary of the Company. She has been Chief Executive Officer of Ault Glazer since October 2003. Prior thereto, she was Director of Operations since January 2001, having joined Ault Glazer in January 1999 as a Manager. From February 1996 to October 1998 she was employed by STV Communications, a media content and preview kiosk company, serving as Marketing Director since February 1998. Ms. Silverstein received her B.S. in Communications from the University of Miami.

Louis Glazer

      Mr. Glazer, age 73, currently serves as the Chief Health and Science Officer of Franklin Medical Products, LLC (a subsidiary of the Company) and has served as a Class I Director of the Company since October 22, 2004. Mr. Glazer also currently serves as a member of Ault Glazer’s advisory board and as an independent biotechnology and medical consultant. Until 2002, Dr. Glazer served as the chief anesthesiologist and medical director for the Vitreo-Retinal Clinic in Memphis, Tennessee. Prior to that, Dr. Glazer taught obstetrics anesthesia at the University of Tennessee, while practicing anesthesiology at Baptist East Hospital, Methodist Hospital, St. Francis Hospital and Baptist Memorial Hospital in Memphis, Tennessee. Dr. Glazer was also responsible for establishing anesthesia programs at Baptist Memorial Hospital and Methodist Hospital South in Memphis, Tennessee. Dr. Glazer received his B.S. in pharmacy from the University of Oklahoma and his M.D. from the University of Bologna School of Medicine in Italy.

Melanie Glazer

      Mrs. Glazer, age 63, currently serves as the Manager of Franklin Capital Properties, LLC (a subsidiary of Company). Mrs. Glazer co-founded Ault Glazer in 1998 and serves as a Banking/ Special Situations Analyst. Mrs. Glazer began her career in banking in 1976 as Officer of United American Bank, responsible for business development, government relations and public relations. From 1978 to 1985 she was Vice President of Investors Savings & Loan Association in Nashville, Tennessee, where she managed a branch office and was responsible for business development, advertising for all offices, public relations, and was in charge of the savings incentive program. Mrs. Glazer joined Dobson & Johnson, Inc. in 1986, where she was a Real Estate Broker. In 1989, Mrs. Glazer established her own Realty company, Morris Glazer Realty, which she ran successfully until 2003. Ms. Glazer received her B.A. in History in 1964 from George Peabody College, part of Vanderbilt University.

Employment Contracts and Termination and Change of Control Arrangements

      The Company has not yet entered into employment agreements with any of its key executives but plans to do so in the future. Neither Ault (as Chairman and Chief Executive Officer), Silverstein (as President and Secretary), Louis Glazer (as Chief Health and Science Officer of Franklin Medical Products, LLC) nor Melanie Glazer (as Manager of Franklin Capital Properties, LLC) currently receive any compensation for their services to the Company or its wholly-owned subsidiaries. In the event that Proposal No. 5 is approved by the stockholders, subject to the terms specified therein, the Company intends to enter into employment agreements with each of its executive officers and key employees. The Compensation Committee will consider, consistent with its duties, compensation agreements to be entered into with such parties.

      There is no current compensation plan or arrangement with respect to any current executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual’s employment with the Company. Further, there is no current plan or arrangement with respect to any such persons, which will result from a change in control of the Company or a change in the individual’s responsibilities following a change in control. In the event that Proposal No. 5 is approved, and the Company enters into employment agreements with Ault, Silverstein or the Glazers, such agreements may contain provisions relating to the foregoing. The Compensation Committee will consider, consistent with its duties, the terms of any such agreements, plans or arrangements.

      The Company previously had a termination agreement and change in control arrangement with respect to former executive officer Stephen L. Brown.

Consulting Agreement

      On December 10, 2004, the Company entered into a consulting agreement with William Horne (the “Horne Consulting Agreement”). The Horne Consulting Agreement provides that Mr. Horne will serve as a consultant to the Company on financial and accounting related matters of the Company. The term of the agreement is month-to-month. Pursuant to the terms of the Horne Consulting Agreement, Mr. Horne is entitled to receive a monthly consulting fee of approximately $4,200, which the Board may increase at its discretion from time to time. The Board may also award options to Mr. Horne in the future, subject to applicable laws, including the provisions of the Investment Company Act.

Indemnification Agreements

      There are no indemnification agreements known to management which have been entered into by the Company.

Certain Relationships and Related Party Transactions

      Certain of the Company’s officers, directors and/or their family members have existing responsibilities and, in the future, may have additional responsibilities, to act and/ or provide services as executive officers, directors, owners and/ or managers of Ault Glazer. Accordingly, certain conflicts of interest between the Company and Ault Glazer may occur from time to time. The Company will attempt to resolve any such conflicts of interest in its favor. The officers and directors of the Company are accountable to the Company and to its stockholders as fiduciaries, which requires that the officers and directors exercise good faith and integrity in handling the Company’s affairs.

      The Board does not believe that the Company has any conflicts of interest with the business of Ault Glazer, other than Ault’s, Silverstein’s, and the Glazers’ responsibility to provide certain management and administrative services to Ault Glazer and its clients from time-to-time. However, subject to applicable law, the Company may engage in transactions with Ault Glazer and related parties in the future. These related party transactions may raise conflicts of interest and, although the Company does not have a formal policy to address such conflicts of interest, the Audit Committee intends to evaluate relationships and transactions involving conflicts of interest on a case by case basis.

      The Audit Committee will conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions. The Audit Committee intends that any related party transactions will be on terms and conditions no less favorable to the Company than those terms and conditions reasonably obtainable from third parties and in accordance with applicable law.

      As of the date of this proxy statement, Ault Glazer provides the Company with office space, telephone, computer, and internet service, office supplies, and administrative and secretarial support, all without charge. The Company has no obligation to reimburse Ault Glazer for any of these goods and services in the future. In the event that the Company pays for such services in the future, it will do so on market terms approved by the Audit Committee.

      In addition, Strome provides the Company with brokerage and execution services. Strome provides such services to the Company on market terms which have been approved by the Board. Until December 31, 2004 Ault was a registered representative of Strome.

Code Of Ethics

      The Company has adopted a Code of Ethics in accordance with the requirements of Investment Company Act that applies to all the directors, officers and certain employees of the Company. A copy of the Code of Ethics may be obtained, without charge, upon a written request mailed to the Company.

Code of Business Conduct and Ethics

      Each executive officer and director as well as every employee of the Company is subject to the Company’s Code of Business Conduct and Ethics which was adopted by the Board on November 11, 2004 and is attached to this proxy statement as Appendix D. A copy of the Code of Business Conduct and Ethics may be obtained, without charge, upon a written request mailed to: c/o Corporate Secretary, Franklin Capital Corporation, 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401.

Stockholder Communications With The Board Of Directors

      A stockholder who wishes to communicate with the Board or with specific individual directors may send written communications by mail addressed to the Board generally, or to such specific director or directors individually, at: c/o Corporate Secretary, Franklin Capital Corporation, 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401. All communications so addressed will be forwarded to the Board or the individual director or directors, as applicable.

Investment Advisor, Principal Underwriter and Administrator

      The Company does not presently engage, and does not intend to engage, the services of an investment advisor or administrator, and it does not currently have any arrangement with a principal underwriter.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4 or 5), of securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders also are required by the SEC to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

      To the Company’s knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that its executive officers, directors and greater than 10% beneficial owners have complied with the Section 16(a) filing requirements applicable to them for the fiscal years ended December 31, 2003 and December 31, 2004, except that Brown did not timely file three reports on Form 4 covering three transactions, one transaction and two transactions, respectively in 2003 and did not timely file two reports on Form 4 covering nine transactions, one transaction and eight transactions respectively in 2004; Laurence Foster did not timely file one report on Form 4 covering three transactions in 2004; Hiram Lazar did not timely file one report on Form 4 covering twelve transactions in 2004; David Lender did not timely file one report on Form 4 covering three transactions in 2004; Irving Levine did not timely file three reports on Form 4 covering six transactions, three transactions, two transactions, and one transaction respectively in 2004; Ault

Glazer did not timely file two From 4 reports covering 22 transactions, one transaction and 21 transactions respectively in 2004; Louis Glazer did not timely file one report on Form 3 covering three transactions in 2004; Lynne Silverstein did not timely file on report of Form 3 covering three transactions in 2004; Alice Campbell did not timely file one report on Form 3 covering two transactions and one report on Form 4 covering two transactions in 2004; Herbert Langsam did not timely file one report on Form 3 covering one transaction and one report on Form 4 covering two transactions in 2004; Lytle Brown did not timely file one report on Form 3 covering one transaction and one report on Form 4 covering two transactions in 2004; and Steven Bodnar and BCM each did not timely file one report on Form 3 covering two transactions in 2004.

Householding of Proxy Materials

      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

      In connection with the Annual Meeting, a number of brokers with account holders who are the Company stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or contact the Company’s Corporate Secretary at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401 or via phone at (310) 752-1416. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Annual Report

      The Company will furnish, without charge, a copy of the Company’s most recent annual report on Form 10-K to any stockholder that requests a copy. Requests for the annual report should be directed to the Company’s Corporate Secretary at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401, phone: (310) 752-1416.

Incorporation by Reference

      SEC rules and regulations allow the Company to “incorporate by reference” information that the Company files with the SEC, which means that the Company can disclose important information to you by referring you to documents previously filed with the SEC. Accordingly, this proxy statement incorporates by reference all information required by Item 13(a) of Schedule 14A under the Securities Exchange Act of 1934, as amended, that is contained in Franklin’s annual report on Form 10-K for the year ended December 31, 2003, the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2004, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2004, and the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2004 which sets forth important information about the Company and the Company’s financial condition that is not otherwise set forth in this proxy statement. For your convenience, a copy of the Company’s annual report on Form 10-K for the year ended December 31, 2003 has been included with this proxy statement. Additional copies are available at the SEC’s website at http://www.sec.gov or by contacting the Company’s Corporate Secretary via mail at c/o Corporate Secretary, Franklin Capital Corporation, 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401 or via telephone at (310) 752-1416.

OTHER MATTERS

      The Board does not know of any other matters that may properly be brought, and which are likely to be brought, before the Annual Meeting. However, should other matters be properly brought before the Annual Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

2005 ANNUAL MEETING OF STOCKHOLDERS

General

      Any stockholder desiring to submit a proposal for action by the stockholders at the next annual meeting, tentatively scheduled for June 30, 2005, must submit such proposal in writing to the Company’s Corporate Secretary at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401, on or prior to May 30, 2005. The submission of a proposal does not guarantee the inclusion in the Company’s proxy statement or presentation at the 2005 annual meeting.

Discretionary Proxy Voting Authority/ Untimely Stockholder Proposals

      Rule 14a-4(c) promulgated under the Exchange Act, as amended, governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement. With respect to the Company’s 2005 annual meeting of stockholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company’s proxy statement by May 30, 2005, management proxies will be allowed to use their discretionary authority as indicated above. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

By Order of the Board of Directors

Milton “Todd” Ault III
Chairman and Chief Executive Officer

March 7, 2005

Appendix A

FRANKLIN CAPITAL CORPORATION

STOCK OPTION AND RESTRICTED STOCK PLAN

1.	PURPOSE OF THE PLAN

      The purpose of this Stock Option and Restricted Stock Plan (this “Plan”) is to advance the interests of Franklin Capital Corporation (the “Company”) and its subsidiaries by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under this Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	ADMINISTRATION

      This Plan shall be administered by a committee (the “Committee”) comprised of at least two (2) members of the Company’s Board of Directors (“Board”) who each shall (a) be a “non-employee director,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, unless administration of the Plan by “non-employee directors” is not then required for transactions under the Plan to be exempt from the requirements of Rule 16b, and (b) be an “outside director” as defined under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by “outside directors” to qualify for tax deductibility under Section 162(m) of the Code. The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.

3.	SHARES SUBJECT TO THE PLAN

      The shares subject to option and the other provisions of this Plan shall be shares of the Company’s common stock, par value $1.00 per share (“shares”). Subject to the provisions hereof concerning adjustment, the total number of shares that may be purchased upon the exercise or surrender of stock options granted under this Plan shall not exceed twenty-five percent (25%) of the total number of shares authorized and outstanding on the date the Plan is adopted REDUCED BY the number of shares with respect to which restricted stock is awarded. The total number of shares that may be awarded as restricted shares under this Plan shall not exceed ten percent (10%) of the total number of shares authorized and outstanding on the date the Plan is adopted. Any shares that are authorized for issuance pursuant to the exercise of options may be issued upon the exercise of ISOs. In the event any option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such option, but as to which the option had not been exercised, shall again be available under this Plan. Similarly, any shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. In addition, shares not delivered to participants in connection with the cashless exercise of an option shall again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each.

4.	PARTICIPANTS

      (A) Key Employees, Directors and Consultants. The Committee shall determine and designate from time to time those key employees, directors and consultants (to the extent permissible under the Investment Company Act of 1940) of the Company and its subsidiaries who shall be eligible to participate in this Plan. The Committee shall also determine the number of shares to be offered from time to time to each participant, either pursuant to an option or pursuant to an award of restricted stock, or both. In making these determinations, the Committee shall take into account the past service of each such key employee, director or consultant to the Company and its subsidiaries, the present and potential contributions of such key employee, director or consultant to the success of the Company and its subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of this Plan. The agreement documenting the award of any option or restricted stock granted pursuant to this Plan shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to being vested or exercisable, as the case may be, only in such installments as the Committee may determine.

      (B) Award Agreements. All options and restricted stock granted under the Plan will be evidenced by an agreement. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a nonqualified stock option.

5.	OPTION PRICE

      Each agreement representing an award of options shall state the price at which the subject option may be exercised, which shall not be less than the current fair market value of the shares at the date of issuance of an option, provided, however, that the exercise price of any option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares shall not be less than 110% of such current fair market value. For purposes of this Plan, the fair market value of any Share as of any date shall be the average of the high and low trading prices of the shares on that date.

6.	OPTION PERIOD

      Each agreement representing an award of options shall state the period or periods of time at and within which the subject option may be exercised, in whole or in part, by the optionee, which shall be such period or periods as may be determined by the Committee, provided, however, that the option period shall not exceed ten years from the date of issuance of the option and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares, shall not exceed five years. Unless specifically provided otherwise in an agreement evidencing the award of options, any option awarded to a participant shall become exercisable over four years, with 25% of the option becoming exercisable on each of the first four anniversaries of the date of the award.

7.	PAYMENT FOR SHARES

      Full payment for shares purchased pursuant to an option shall be made at the time of exercising the option in whole or in part. Payment of the purchase price shall be made in cash (including check, bank draft or money order), unless the Company provides to any or all participants the ability to effect a cashless exercise of his or her options.

8.	RESTRICTED STOCK

      Each agreement representing an award of restricted stock shall state the number of shares subject to the award and the terms and conditions pursuant to which the recipient of the award shall acquire a nonforfeitable right to the shares awarded as restricted stock. Unless specifically provided otherwise in an agreement evidencing the award of restricted stock, a participant shall acquire a nonforfeitable right to the shares subject to the award over four years, with 25% of the restricted stock becoming vested on each of the first four anniversaries of the date of the award, and shares that are not vested upon a participant’s termination of employment with, or cessation of providing services to, the Company shall be forfeited.

9.	TRANSFERABILITY OF OPTIONS AND RESTRICTED STOCK

      Options and restricted stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant (“Permitted Transferees”).

10.	TERMINATION OF OPTIONS AND RESTRICTED STOCK AWARDS

      All rights to exercise options shall terminate sixty days after any optionee ceases to be a director of the Company or a key employee or consultant of the Company and any of its subsidiaries, and no options will vest after an optionee’s termination date. Notwithstanding the foregoing, however, if an optionee’s service as a director of the Company or key employee or consultant terminates as a result of the optionee’s death or his total and permanent disability, the optionee or the executors or administrators or legatees or distributees of the estate, as the case may be and to the extent they are Permitted Transferees, shall have the right, from time to time within one year after the optionee’s total and permanent disability or death and prior to the expiration of the term of the option, to exercise any portion of the option not previously exercised, in whole or in part, as provided in the respective agreement evidencing the award of the options. A participant’s rights to shares awarded as restricted stock shall, under all circumstances, be set forth in the agreement evidencing the award of restricted stock.

11.	EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

      Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of shares represented by the unexercised portion of an option, the number of shares that has been authorized or reserved for issuance hereunder, and the number of Shares covered by any applicable vesting schedule hereunder, as well as the exercise price for a share represented by the unexercised portion of an option, shall be proportionately adjusted for (a) a division, combination or reclassification of any of the shares of common stock of the Company or (b) a dividend payable in shares of common stock of the Company.

12.	GENERAL RESTRICTION

      Each award shall be subject to the requirement that, if at any time the Board shall determine, at its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of the shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Subject to the limitations of paragraph 6, no option shall expire during any period when exercise of such option has been prohibited by the Board, but shall be extended for such further period so as to afford the optionee a reasonable opportunity to exercise his option.

13.	MISCELLANEOUS PROVISIONS

      (A) No optionee shall have rights as a shareholder with respect to shares covered by his option until the date of exercise of his option.

      (B) The granting of any award under the Plan shall not impose upon the Company any obligation to appoint or to continue to appoint as a director, key employee or consultant any participant, and the right of the Company and its subsidiaries to terminate the employment of any key employee or other employee or consultant, or service of any director, shall not be diminished or affected by reason of the fact that an award has been made under the Plan to such participant.

      (C) Awards under the Plan shall be evidenced by award agreements in such form and subject to the terms and conditions of this Plan as the Committee shall approve from time to time, consistent with the provisions of this Plan. Such award agreements may contain such other provisions, as the Committee in its discretion may deem advisable. In the case of any discrepancy between the terms of the Plan and the terms of any award agreement, the Plan provisions shall control.

      (D) The aggregate fair market value (determined as of the date of issuance of an option) of the Shares with respect to which an option, or portion thereof, intended to be an ISO is exercisable for the first time by any optionee during any calendar year (under all incentive stock option plans of the Company and subsidiary corporations) shall not exceed $100,000.

      (E) All awards under this Plan shall be made within ten years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the shareholders of the Company.

      (F) A leave of absence granted to an employee does not constitute an interruption in continuous employment for purposes of this Plan as long as the leave of absence does not extend beyond one year.

      (G) Any notices given in writing shall be deemed given if delivered in person or by certified mail; if given to the Company addressed to Corporate Secretary, Franklin Capital Corporation, 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401; and, if to an optionee, in care of the optionee at his or her last known address.

      (H) This Plan and all actions taken by those acting under this Plan shall be governed by the substantive laws of Delaware without regard to any rules regarding conflict-of-law or choice-of-law.

      (I) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

14.	AMENDMENT AND TERMINATION

      The Board may modify, revise or terminate this Plan at any time and from time to time, subject to such supermajority voting requirements as may be contained in the Company’s certificate of incorporation or by-laws. While the Board may seek shareholder approval of an action modifying a provision of the Plan where it is determined that such shareholder approval is advisable under the provisions of applicable law, the Board of Directors shall be permitted to make any modification or revision to any provision of this Plan without shareholder approval. This Plan shall terminate when all Shares reserved for issuance hereunder have been issued upon the exercise of options and all restricted stock awards have fully vested , or by action of the Board of Directors pursuant to this paragraph, whichever shall first occur.

15.	EFFECTIVE DATE OF THE PLAN

      The Plan shall become effective upon the latest to occur of (1) adoption by the Board, and (2) approval of this Plan by the shareholders of the Company.

Appendix B

FRANKLIN CAPITAL CORPORATION

AMENDED AND RESTATED CHARTER OF

THE AUDIT COMMITTEE

Adopted by the Board of Directors on November 11, 2004

      The Board of Directors (the “Board”) of Franklin Capital Corporation (the “Company”) has adopted the following Amended and Restated Charter (the “Charter”) of the Audit Committee (the “Committee”). This Charter should be interpreted in the context of all applicable laws, rules and regulations, the Company’s certificate of incorporation and bylaws, each as amended from time to time, and all other corporate governance documents adopted by the Board. This Charter is subject to modification from time to time by the Board as the Board may deem appropriate in the best interests of the Company or as required by applicable laws, rules or regulations.

PURPOSE AND POLICY

      The primary purpose of the Committee shall be to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to: (i) the Company’s corporate accounting, financial reporting processes, systems of internal accounting and financial controls, and audits of financial statements; (ii) the performance of the Company’s internal audit function; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the quality and integrity of the Company’s financial statements and reports; and (v) the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company’s independent outside auditors (the “Auditors”).

      In fulfilling this purpose, the policy of the Committee shall be to act in accordance with this Charter to foster and maintain open avenues of communication among the Committee, the Auditors and management.

COMPOSITION

      The Committee shall be comprised of at least three (3) members of the Board who, both independently and taken as a group, satisfy the independence and financial literacy requirements of the American Stock Exchange (“AMEX”) applicable to the Committee, as in effect from time to time and when and as required by AMEX. Without limiting the generality of the foregoing, at least one member of the Committee shall satisfy the AMEX financial sophistication requirements applicable to the Committee, as in effect from time to time.

      The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee’s chairperson shall be designated by the Board or, in the absence of such an appointment, by the Committee, from time to time.

AUTHORITY

      The Committee shall have authority to retain, oversee and determine the compensation to be paid by the Company to the Auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and to otherwise to fulfill its responsibilities and duties hereunder. The Committee shall have authority to retain, oversee and determine the compensation to be paid by the Company to any special legal, accounting or other advisors or consultants it deems necessary or appropriate in the performance of its responsibilities and duties. The Committee shall also have authority to pay, at the expense of the Company, any ordinary administrative expenses determined by the Committee to be necessary or appropriate in carrying out its duties. The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities and duties hereunder. Likewise, the Committee shall have authority to require that any of the Company’s personnel, counsel, Auditors, investment bankers or other consultants or advisors attend any meeting of the Committee or meet separately with any member or members of the Committee or any of its special legal, accounting or other advisors and consultants.

      The operation of the Committee shall be subject to the bylaws of the Company and Section 141 of the Delaware General Corporation Law, each as may be in effect from time to time. The approval of this Charter by the Board shall be construed as a delegation of authority by the Board to the Committee with respect to the responsibilities and duties set forth herein and all of the ancillary powers necessary to assume such responsibilities and duties.

RESPONSIBILITIES AND DUTIES

      As a general matter, in order to fulfill its purpose, the Committee shall be responsible for carrying out all of the duties specified by this Charter and the various laws, rules and regulations applicable to the Committee. However, except as otherwise specified by such applicable laws, rules and regulations, the Committee’s authority has been designed so as to maximize the flexibility of the Committee to supplement or deviate from its prescribed duties when the members of the Committee deem it necessary or appropriate, taken in light of the Committee’s purpose and policy stated above, to do so.

      Moreover, it shall be the responsibility of management to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. Notwithstanding anything expressed or implied to the contrary in this Charter, these functions shall not be the responsibility of the Committee, nor shall it be the Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to generally accepted accounting principles (“GAAP”) or otherwise comply with applicable laws, rules or regulations. Likewise, nothing in this Charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the Committee on reports or other information provided by others.

      Subject to all of the foregoing, it is specifically intended that the Committee shall:

1.	Evaluation and Retention of Auditors. (i) Evaluate the performance of the Auditors; (ii) assess such Auditors’ qualifications (including their internal quality-control procedures and any material issues raised by that firm’s most recent internal quality-control or peer review or any investigations by regulatory authorities); and (iii) determine whether to retain or to terminate the existing Auditors and to appoint and engage new auditors for the ensuing year, which retention or appointment shall be subject only to ratification by the Company’s stockholders.

2.	Approval of Audit Engagements. Prior to the commencement of any such engagement, review and approve the engagement of the Auditors to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid by the Company therefor and the negotiation and execution, on behalf of the Company, of the Auditors’ engagement letters, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with applicable laws, rules and regulations, including the delegation of pre-approval authority to one or more Committee members, so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

3.	Approval of Non-Audit Services. Prior to the commencement of any such engagement (unless in compliance with exceptions available under applicable laws, rules and regulations relating to immaterial aggregate amounts of services), review and approve engagements of the Auditors to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid by the Company therefor, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with applicable laws, rules and regulations, including the delegation of pre-approval authority to one or more Committee members, so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

4.	Audit Partner Rotation. (i) Monitor the rotation of the partners of the Auditors on the Company’s audit engagement team, as required by applicable laws, rules and regulations; and (ii) consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

5.	Auditor Conflicts. On at least an annual basis: (i) obtain a formal written statement from the Auditors delineating all relationships between the Auditors and the Company consistent with Independence Standards Board Standard 1; (ii) review and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence; and (iii) assess and otherwise take appropriate action to oversee the independence of the Auditors.

6.	Former Employees of Auditor. Consider and, if deemed appropriate, adopt a policy regarding Committee pre-approval of employment by the Company of individuals employed or formerly employed by the Auditors and engaged on the Company’s account.

7.	Auditor Reporting. Ensure that the Auditors report directly to the Committee, including timely reporting of: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; and (iii) other material written communications between the Auditors and management, such as any management letter or schedule of unadjusted differences.

8.	Audited Financial Statement Review. Upon completion of the annual audit: (i) review the Company’s annual financial statements proposed to be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (the “SEC”); and (ii) recommend whether or not such financial statements should be so included.

9.	Annual Audit Results. Discuss with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality (rather than just acceptability) of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and any adjustments proposed but not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

10.	Quarterly Results. Prior to public disclosure of quarterly financial information, if practicable, or filing with the SEC of the Company’s quarterly report on Form 10-Q, review and discuss with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

11.	Management’s Discussion and Analysis. Review and discuss with management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the SEC. The chairperson of the Committee may represent the entire Committee for purposes of this discussion.

12.	Press Releases. Review and discuss with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The chairperson of the Committee may represent the entire Committee for purposes of this discussion.

13.	Accounting Principles and Policies. Review and discuss with management and the Auditors, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management, and any other significant reporting issues and judgments.

14.	Risk Assessment and Management. Review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures.

15.	Management Cooperation With Audit. Evaluate the cooperation received by the Auditors during their audit examination, including a review with the Auditors of any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management’s response, if any.

16.	Management Letters. Review and discuss with the Auditors and, if appropriate, management, any management letter issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

17.	National Office Communications. Review and discuss with the Auditors communications between the audit team and the firm’s national office with respect to accounting or auditing issues presented by the engagement.

18.	Disagreements Between Auditors and Management. Review and discuss with management and the Auditors any material conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any conflicts or disagreements regarding financial reporting.

19.	Internal Control Over Financial Reporting. Confer with management and the Auditors regarding the scope, adequacy and effectiveness of internal control over financial reporting.

20.	Separate Sessions. Periodically meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

21.	Correspondence With Regulators. Consider and review with management, the Auditors, outside counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

22.	Complaint Procedures. Establish procedures, when and as required by applicable laws, rules and regulations, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.	Regulatory and Accounting Initiatives. Review with counsel, the Auditors and management, as appropriate, any significant regulatory, legal, accounting or other initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

24.	Related-Party Transactions. Review and, to the extent required by applicable laws, rules and regulations, approve any transactions involving the Company and any related parties.

25.	Investigations. Investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

26.	Proxy Report. Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

27.	Report to Board. Report to the full Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the performance or independence of the Company’s Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

28.	Annual Committee Evaluation. Conduct an annual evaluation of the performance of the Committee.

29.	Annual Charter Review. Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

30.	General Authority. Perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

MEETINGS AND MINUTES

      The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

Appendix C

FRANKLIN CAPITAL CORPORATION

AMENDED AND RESTATED CHARTER OF

THE COMPENSATION COMMITTEE

      The Board of Directors (the “Board”) of Franklin Capital Corporation (the “Company”) has adopted the following Amended and Restated Charter (the “Charter”) of the Compensation Committee (the “Committee”). This Charter should be interpreted in the context of all applicable laws, rules and regulations, the Company’s certificate of incorporation and bylaws, each as amended from time to time, and all other corporate governance documents adopted by the Board. This Charter is subject to modification from time to time by the Board as the Board may deem appropriate in the best interests of the Company or as required by applicable laws, rules or regulations.

PURPOSE AND POLICY

      The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Franklin Capital Corporation (the “Company”) shall be to act on behalf of the Board in fulfilling the Board’s responsibilities with respect to: (i) overseeing the Company’s compensation policies, plans and programs; and (ii) reviewing and determining the compensation to be paid to the Company’s officers and directors. As used herein, the term “compensation” shall include salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, retirement benefits and other related benefits and benefit plans.

      In fulfilling its purpose, the policy of the Committee shall be to act in accordance with this Amended and Restated Charter (the “Charter”) to maintain an overall compensation structure designed to attract, retain and motivate management and other employees by providing appropriate levels of risk and reward, assessed on a relative basis at all levels within the Company and in proportion to individual contribution and performance.

COMPOSITION

      The Committee shall consist of at least three (3) members of the Board of Directors. All members of the Committee shall satisfy the independence requirements of the American Stock Exchange (“AMEX”) applicable to compensation committee members, as in effect from time to time and when and as required by AMEX, subject to any exceptions permitted by these requirements. At least two (2) of the members of the Committee shall satisfy the “non-employee director” standard within the meaning of Section 16b-3 of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”) and the “outside director” standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

      The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee’s chairperson shall be designated by the Board or, in the absence of such an appointment, by the Committee, from time to time.

AUTHORITY

      The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have the authority to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. In addition, the Committee shall have sole authority to retain, oversee and terminate any compensation consultant to assist in the evaluation of director, chief executive officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense. The Committee shall also have authority to pay, at the expense of the Company, any ordinary administrative expenses determined by the Committee to be necessary or appropriate in carrying out its duties.

      The Committee may form and delegate authority to subcommittees as appropriate, including, but not limited to, a subcommittee composed of one or more members of the Committee to grant stock awards under the Company’s equity incentive plans to persons who are not: (i) “covered employees” under Section 162(m) of the Code; (ii) individuals with respect to whom the Company wishes to comply with Section 162(m) of the Code; or (iii) then subject to Section 16 of the Exchange Act.

      The operation of the Committee shall be subject to the bylaws of the Company and Section 141 of the Delaware General Corporation Law, each as in effect from time to time. The approval of this Charter by the Board shall be construed as a delegation of authority to the Committee with respect to the responsibilities set forth herein and all of the ancillary powers necessary to assume such responsibilities and duties.

RESPONSIBILITIES AND DUTIES

      As a general matter, in order to fulfill its purpose, the Committee shall be responsible for carrying out all of the duties specified by this Charter and the various laws, rules and regulations applicable to the Committee. However, except as otherwise specified by such applicable laws, rules and regulations, the Committee’s authority has been designed so as to maximize the flexibility of the Committee to supplement or deviate from its prescribed duties when the members of the Committee deem it necessary or appropriate, taken in light of the Committee’s purpose and policy stated above, to do so. Nothing in this Charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the Committee on reports or other information provided by others.

      Subject to all of the foregoing, it is specifically intended that the Committee shall:

1.	Overall Compensation Strategy. Review and make recommendations to the full Board regarding the overall compensation strategy and policies for the Company, including:

•	reviewing and suggesting corporate performance goals and objectives, which shall support and reinforce the Company’s long-term strategic goals, relevant to the compensation of the Company’s executive officers and other senior management, as appropriate;

•	evaluating the compensation plans and programs advisable for the Company, as well as modification or termination of existing plans and programs;

•	reviewing periodically the compensation paid to non-employee directors for their service on the Board and its committees;

•	evaluating policies with respect to equity compensation arrangements, with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation to the Company;

•	reviewing regional and industry-wide compensation practices and trends to assess the propriety, adequacy and competitiveness of the Company’s executive compensation plans and programs among comparable companies in the Company’s industry; provided, however, that the Committee shall ultimately exercise its independent judgment in determining the appropriate levels and types of compensation to be recommended;

•	reviewing the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for the Company’s executive officers and other senior management, as appropriate;

•	reviewing any compensation arrangement for any executive officer involving any subsidiary, special purpose or similar entity, taking into account the potential for conflicts of interest in such arrangements and whether the arrangement has the potential to benefit the Company;

•	considering a policy designed to encourage executive officers and directors to acquire and hold a meaningful equity interest in the Company; and

•	evaluating the efficacy of the Company’s compensation policy and strategy in achieving expected benefits to the Company and otherwise furthering the Committee’s policies.

2.	Compensation of Chief Executive Officer. Recommend to the Board for approval the compensation and other terms of employment of the Company’s chief executive officer and evaluate the chief executive officer’s performance in light of relevant corporate performance goals and objectives, taking into account, among other things, the policies of the Committee and the chief executive officer’s performance in: (i) fostering a corporate culture that promotes the highest levels of integrity and the highest ethical standards; (ii) developing and executing the Company’s long-term strategic plan and conducting the business of the Company in a manner appropriate to enhance long-term stockholder value; (iii) achieving any other corporate performance goals and objectives deemed relevant to the chief executive officer, as established by the Committee; and (iv) achieving the chief executive officer’s individual performance goals and objectives. In determining the long-term incentive component of the chief executive officer’s compensation, the Committee should seek to achieve an appropriate level of risk and reward, taking into consideration the Company’s performance and relative stockholder return, the potential benefits and costs to the Company of the award, the value of similar incentive awards given to chief executive officers of comparable companies, the awards given to the Company’s chief executive officer in past years and such other criteria as the Committee deems advisable. The chief executive officer may not be present during the Committee’s voting or deliberations regarding his or her compensation.

3.	Compensation of Other Officers. (i) Review and recommend to the Board for approval the individual and corporate performance goals and objectives of the Company’s other officers (as that term is defined in Section 16 of the Exchange Act and Rule 16a-1 thereunder) that are periodically established; and (ii) recommend to the Board for approval the compensation and other terms of employment of these officers, taking into consideration each officer’s success in achieving his or her individual performance goals and objectives and the corporate performance goals and objectives deemed relevant to the officer as established by the Committee, as well as in fostering a corporate culture that promotes the highest levels of integrity and the highest ethical standards.

4.	Compensation of Directors. Review and recommend to the Board for approval the type and amount of compensation to be paid or awarded to Board members, including consulting, retainer, Board meeting, committee and committee chair fees, as well as stock option grants or awards.

5.	Administration of Benefit Plans. (i) Recommend to the Board the adoption, amendment and termination of the Company’s stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs (collectively, “Benefit Plans”); (ii) administer such Benefit Plans, establish guidelines, interpret plan documents, select participants, approve grants and awards and exercise such other power and authority as may be permitted or required under such Benefit Plans; and (iii) ensure that, if required by AMEX or any applicable laws, rules or regulations, the Benefit Plans and any material amendments thereto, are submitted to the Company’s stockholders for approval.

6.	Proxy Report. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

7.	Report to Board. Report all material activities of the Committee to the full Board from time to time, or whenever so requested by the Board.

8.	Annual Committee Evaluation. Conduct an annual evaluation of the performance of the Committee.

9.	Annual Charter Review. Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

10.	General Authority. Perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

MEETINGS AND MINUTES

      The Committee will hold at least one regular meeting per year, as well as such additional meetings as the Committee deems appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

Appendix D

FRANKLIN CAPITAL CORPORATION

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

      Ethics are important to Franklin Capital Corporation (“Franklin Capital”) and to each member of our management, our investment professionals and employees. Franklin Capital is committed to the highest ethical standards and to conducting our business with the highest level of integrity.

      Each of us at Franklin Capital, including members of senior management and our Board of Directors, is responsible for maintaining this level of integrity and for complying with the policies contained in this Code. If you have a question or concern about what is proper conduct for you or anyone else, please raise these concerns with any member of management, or follow the procedures outlined in this Code.

Purpose of the Code

      This Code is intended to:

•	help you recognize ethical issues and take the appropriate steps to resolve these issues;

•	deter ethical violations;

•	assist you in reporting any unethical or illegal conduct; and

•	reaffirm and promote our commitment to a culture within our company that values honesty and accountability.

All employees, as a condition of employment or continued employment, will be required to annually acknowledge in writing that they have received a copy of this Code, read it, and understand that the Code contains Franklin Capital’s expectations regarding employee conduct.

Conflicts of Interest

      You must avoid any conflict, or the appearance of a conflict, between your personal interests and the interests of Franklin Capital. A conflict exists when your personal interest in any way interferes with the interests of Franklin Capital as a whole, or when you take any action or have any interest that may make it difficult for you to perform your job objectively and effectively. For example, a conflict of interest probably exists if:

•	you cause Franklin Capital to enter into business relationships with you or a member of your family, or invest in companies affiliated with you or a member of your family;

•	you use any nonpublic information about Franklin Capital, our affiliates, our lenders, our clients, or our other business partners for your personal gain, or the gain of a member of your family; or

•	you or a family member receive a loan, or guarantee of a loan or other obligation, as a result of your position with Franklin Capital.

      You must disclose any conflicts of interest, or any action or relationship that might give rise to a conflict, to the President. In the event that the President is involved in the action or relationship giving rise to the conflict of interest, you should disclose the conflict to any other member of senior management.

Corporate Opportunities

      Each of us has a duty to advance the legitimate interests of Franklin Capital when the opportunity to do so presents itself. Therefore, you may not:

•	take for yourself personally opportunities, including investment opportunities, discovered through the use of your position with Franklin Capital, or through the use of Franklin Capital’s property or information;

•	use Franklin Capital’s property, information, or position for your personal gain or the gain of a family member; or

•	compete, or prepare to compete, with Franklin Capital.

Public Disclosure

      Franklin Capital is committed to a policy of full, fair, accurate, timely, and understandable disclosure to shareholders of all material information regarding our business. This policy extends to our filings with the SEC and to all other public communications. All individuals involved in our SEC reporting process and in preparing and making public communications regarding our business must take all reasonable steps to comply with this policy, including the steps described in our Disclosure Policy, Controls and Procedures.

Confidentiality

      You must not disclose confidential information regarding Franklin Capital, our affiliates, our lenders, our clients, or our other business partners, unless disclosure is authorized or required by law. Confidential information includes all non-public information that might be harmful to, or useful to the competitors of, Franklin Capital, our affiliates, our lenders, our clients, or our other business partners.

Fair Dealing

      You must endeavor to deal fairly with companies or individuals with whom we do business or come into contact with, including fellow employees of Franklin Capital and Franklin Capital’s competitors. You must not take unfair advantage of these or other parties by means of:

•	manipulation;

•	concealment;

•	abuse of privileged information;

•	misrepresentation of material facts; or

•	any other unfair-dealing practice.

Protection and Proper Use of Company Assets

      Franklin Capital’s assets are to be used only for legitimate business purposes. You should protect Franklin Capital’s assets and ensure that they are used efficiently.

      Incidental personal use of telephones, fax machines, copy machines, personal computers and similar equipment is generally allowed if there is no significant added cost to Franklin Capital, it does not interfere with an employee’s work duties, and is not related to an illegal activity or to any outside business.

Compliance with Applicable Laws, Rules and Regulations

      Each of us has a duty to comply with all laws, rules and regulations that apply to our business. In particular, you must comply with all laws, rules and regulations pertaining to:

•	Insider trading. It is against the law to buy or sell securities using material information that is not available to the public. Individuals who give this “inside” information to others may be liable to the same extent as the individuals who trade while in possession of such information. You must not trade in the securities of Franklin Capital, or the securities of our affiliates, our lenders, our clients, or our other business partners while in the possession of “inside” information.

•	“Whistleblower” protections. It is against the law to discharge, demote, suspend, threaten, harass, or discriminate in any manner against an employee who provides information or otherwise assists in investigations or proceedings relating to violations of federal securities laws or other federal laws prohibiting fraud against shareholders. You must not discriminate in any way against an employee who engages in these “whistleblower” activities.

•	Investment Company Act requirements. A separate code of ethics has been established to comply with the Investment Company Act of 1940 and is applicable to those persons designated in such code.

Please talk to your supervisor or any member of senior management if you have any questions about how to comply with the above regulations and other laws, rules and regulations.

Equal Opportunity and Harassment

      Franklin Capital is committed to providing equal opportunity in all of our employment practices including selection, hiring, promotion, transfer, and compensation of all qualified applicants and employees without regard to race, color, sex or gender, religion, age, national origin, handicap, disability, citizenship status, or any other status protected by law. With this in mind, there are certain behaviors that will not be tolerated. These include harassment, violence, intimidation, and discrimination of any kind involving race, color, religion, gender, age, national origin, disability, or martial status.

Accuracy of Company Records

      Franklin Capital requires honest and accurate recording and reporting of information in order to make responsible business decisions. This includes such data as quality, safety, and personnel records, as well as financial records.

      All financial books, records and accounts must accurately reflect transactions and events, and conform both to required accounting principles and to Franklin Capital’s system of internal controls. No false or artificial entries may be made.

Retaining Business Communications

      The law requires us to maintain certain types of corporate records, usually for specified periods of time. Failure to retain those records for those minimum periods could subject Franklin Capital to penalties and fines, cause the loss of rights, obstruct justice, place Franklin Capital in contempt of court, or seriously disadvantage Franklin Capital in litigation.

      From time to time Franklin Capital establishes retention or destruction policies in order to ensure legal compliance. Franklin Capital expects all employees to fully comply with any published records retention or destruction policies, provided that all employees should note the following exception: If an employee believes, or Franklin Capital informs you, that Franklin Capital’s records are relevant to litigation, or potential litigation, then all employees must preserve those records until Franklin Capital determines the records are no longer needed. This exception supersedes any previously or subsequently established destruction policies for those records. If an employee believes that this exception may apply, or has any questions regarding the possible applicability of that exception, please contact the President.

Political Contributions

      No funds of Franklin Capital may be given directly to political candidates. Employees may, however, engage in political activity with their own resources on their own time.

Media Relations

      Franklin Capital must speak with a unified voice in all dealings with the press and other media. As a result, except as otherwise designated by Franklin Capital’s Chief Executive Officer, the Investor Relations Department is the sole contact for media seeking information about Franklin Capital. Any requests from the media must be referred to the Investor Relations Department.

Intellectual Property Information

      Information generated in Franklin Capital’s business is a valuable asset. Protecting this information plays an important role in our growth and ability to compete. Such information includes business and research plans; objectives and strategies; trade secrets; unpublished financial information; salary and benefits data; employee, lender and other business partner lists. Employees who have access to Franklin Capital’s intellectual property information are obligated to safeguard it from unauthorized access and:

•	Not disclose this information to persons outside of Franklin Capital.

•	Not use this information for personal benefit or the benefit of persons outside of Franklin Capital.

•	Not share this information with other employees except on a legitimate “need to know” basis.

Internet and E-Mail Policy

      Franklin Capital provides an e-mail system and Internet access to certain of its employees to help them do their work. You may use the e-mail system and the Internet only for legitimate business purposes in the course of your duties. Incidental and occasional personal use is permitted, but never for personal gain or any improper use. Further, employees are prohibited from discussing or posting information regarding Franklin Capital in any external electronic forum, including Internet chat rooms or electronic bulletin boards.

Reporting Violations and Complaint Handling

      You are responsible for compliance with the rules, standards and principles described in this Code. In addition, you should be alert to possible violations of the Code by Franklin Capital’s employees, officers and directors, and you are expected to report a violation promptly. Normally, reports should be made to one’s immediate supervisor. Under some circumstances, it may be impractical or you may feel uncomfortable raising a matter with your supervisor. In those instances, you are encouraged to contact our General Counsel who will investigate and report the matter to our Chairman and Chief Executive Officer and/or Board of Directors, as the circumstance dictates. You will also be expected to cooperate in an investigation of a violation.

      Anyone who has a concern about our conduct, the conduct of an officer of Franklin Capital or our accounting, internal accounting controls or auditing matters, may communicate that concern to the Audit Committee of the Board of Directors by direct communication with our General Counsel or by email or in writing. All reported concerns shall be forwarded to the Audit Committee and will be simultaneously addressed by our General Counsel in the same way that other concerns are addressed by us. The status of all outstanding concerns forwarded to the Audit Committee will be reported on a quarterly basis by our General Counsel. The Audit Committee may direct that certain matters be presented to the full board and may also direct special treatment, including the retention of outside advisors or counsel, for any concern reported to it.

      All reports will be investigated and whenever possible, requests for confidentiality shall be honored. And, while anonymous reports will be accepted, please understand that anonymity may hinder or impede the investigation of a report. All cases of questionable activity or improper actions will be reviewed for appropriate action, discipline or corrective actions. Whenever possible, we will keep confidential the identity of employees, officers or directors who are accused of violations, unless or until it has been determined that a violation has occurred.

      There will be no reprisal, retaliation or adverse action taken against any employee who, in good faith, reports or assists in the investigation of, a violation or suspected violation, or who makes an inquiry about the appropriateness of an anticipated or actual course of action.

      For reporting concerns about Franklin Capital’s conduct, the conduct of an officer of Franklin Capital, or about Franklin Capital’s accounting, internal accounting controls or auditing matters, you may use the following means of communication:

E-MAIL:	acampbell@Franklincapitalcorp.com — Alice Campbell

ADDRESS:	Audit Committee of the Board of Directors Franklin Capital Corporation 100 Wilshire Boulevard Suite 1500 Santa Monica, CA 90401

In the case of a confidential, anonymous submission, employees should set forth their concerns in writing and forward them in a sealed envelope to the Chairperson of the Audit Committee, in care of our General Counsel, such envelope to be labeled with a legend such as: “To be opened by the Audit Committee only.”

Sanctions for Code Violations

      All violations of the Code will result in appropriate corrective action, up to and including dismissal. If the violation involves potentially criminal activity, the individual or individuals in question will be reported, as warranted, to the appropriate authorities.

Waivers of the Code

      Any waiver of the Code for Franklin Capital’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions must be promptly disclosed to shareholders. In addition, this Code shall incorporate any other provisions relating to disclosure and/or approval of waivers of the Code required by the national securities exchange or national securities association on which Franklin Capital’s securities trade.

Annual Acknowledgment Regarding Code of Business Conduct and Ethics

      This annual acknowledgment is to be signed and returned to your supervisor, and will be retained as part of your permanent personnel file.

      I have read, understand and, to the best of my knowledge, am complying with Franklin Capital Corporation’s Code of Business Conduct and Ethics. I understand that the Code is issued for informational purposes and that it is no intended to create, nor does it represent, a contract of employment.

Employee’s Name (Printed)

Employee’s Signature

Date

      The failure to read and/or sign this acknowledgment in no way relieves employees of the responsibility to comply with Franklin Capital Corporation’s Code of Business Conduct and Ethics.

Appendix E

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
FRANKLIN CAPITAL CORPORATION

      Franklin Capital Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

      FIRST: The Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by deleting Article I thereof in its entirety and replacing the following in lieu thereof:

      “FIRST: The name of the Corporation is Patient Safety Technologies, Inc.”

      SECOND: The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 31, 1987, under the name The Franklin Holding Corporation (Delaware).

      THIRD: The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of the State of Delaware on        ●       , 2004, under the name Franklin Capital Corporation.

      FOURTH: The Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by deleting Section A. of Article IV thereof in its entirety and replacing the following in lieu thereof:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the Corporation is authorized to issue is 26,000,000 shares, of which (i) 25,000,000 shares shall be Common Stock, each having a par value of $0.33, and (ii) 1,000,000 shares shall be Preferred Stock, each having a par value of $1.00.

Upon this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of the Corporation’s common stock, par value $1.00 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and subdivided into three (3) shares of Common Stock, par value $0.33 per share, of the Corporation (the “New Common Stock”).

Each stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by three (3); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.”

      FIFTH: The foregoing amendment has been duly adopted by the Board of Directors and stockholders in accordance with the provisions of Sections 228 and 242 of the DGCL.

[Remainder of this page intentionally left blank]

E-1

      IN WITNESS WHEREOF, Franklin Capital Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its Chairman and Chief Executive Officer this        ●       day of        ●       , 2005.

FRANKLIN CAPITAL CORPORATION

BY:

Milton “Todd” Ault III
Chairman and Chief Executive Officer

E-2

PROXY
— COMMON STOCK

FRANKLIN CAPITAL CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MARCH 30, 2005

     The undersigned hereby appoints Milton “Todd” Ault III and Lynne Silverstein, or either of them, as attorneys and proxies to vote all the shares of Common Stock, par value $1.00 per share (the “Common Stock”), of Franklin Capital Corporation (the “Company”), which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of February 28, 2005, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, on March 30, 2005 at 10:00 a.m., and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

     The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted “FOR” the election of all of the nominees in item 1 and “FOR” items 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 below, each of said items being more fully described in the notice of meeting and accompanying proxy statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted “FOR” adjournment.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF THE CARD

     PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

     IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS DESCRIBED HEREIN.

Proposal No. 1.	Approval of the election of Lytle Brown III as a Class I Director to hold office for a three-year term expiring in 2007, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 2.	Approval of the ratification of the appointment by the Board of Directors of the Company (the “Board”) of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as independent auditors for the fiscal year ended December 31, 2004.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 3.	Approval of the stock option component of the stock option and restricted stock plan for the Company (the “New Plan”).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 4.	Approval of the restricted stock component of the New Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 5.	Approval of the payment of cash and equity compensation to Milton “Todd” Ault III (“Ault”), Lynne Silverstein (“Silverstein”), and Louis Glazer and Melanie Glazer (the “Glazers”), each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the Delaware General Corporate Law (“DGCL”)) of the Company.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 6.	Approval of the sale of common stock par value $1.00 of the Company (“Common Stock”), warrants to purchase Common Stock (“Warrants”) and other securities representing indebtedness convertible into Common Stock to Ault, Silverstein and the Glazers, each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the DGCL), on terms that are approved by a majority of the Board (including a majority of “disinterested directors”) consistent with its fiduciary duties and market terms existing at the time of such offering, including those relating to price per share, interest rate, warrant coverage and registration rights for such issuances and the requirements of applicable law, including the Investment Company Act of 1940, as amended (the “Investment Company Act”).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 7.	Approval of the certificate of amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) to reduce the par value of the Common Stock from $1.00 per share to $0.33 per share and effect a three-for-one split of the Common Stock (the “Stock Split”).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 8.	Approval of the prospective issuance of bonds, notes or other evidences of indebtedness that are convertible into Common Stock (“Convertible Bonds,” “Convertible Notes” or “Other Convertible Indebtedness”) in accordance with the requirements of the Investment Company Act.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 9.	Approval of the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 10.	Approval of the Certificate of Amendment to change the name of the Company to “Patient Safety Technologies, Inc.”

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 11.	Approval of the Certificate of Amendment to decrease the authorized number of shares of Common Stock from 50,000,000 shares to 25,000,000 shares and decrease the authorized number of shares of Preferred Stock from 10,000,000 shares to 1,000,000 shares.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.
PLEASE DATE, SIGN AND MAIL PROXY CARD IN THE ENCLOSED ENVELOPE

Signature of Common Stockholder(s)                              Dated           , 2005

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY
— PREFERRED STOCK

FRANKLIN CAPITAL CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MARCH 30, 2005

     The undersigned hereby appoints Milton “Todd” Ault III and Lynne Silverstein, or either of them, as attorneys and proxies to vote all the shares of Preferred Stock, par value $1.00 per share (the “Preferred Stock”), of Franklin Capital Corporation (the “Company”), which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of February 28, 2005, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, on March 30, 2005 at 10:00 a.m., and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

     The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted “FOR” the election of all of the nominees in item 1 and “FOR” items 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 below, each of said items being more fully described in the notice of meeting and accompanying proxy statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted “FOR” adjournment.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

     IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

Proposal No. 1.	Approval of the election of Lytle Brown III as a Class I Director to hold office for a three-year term expiring in 2007, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 2.	Approval of the ratification of the appointment by the Board of Directors of the Company (the “Board”) of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as independent auditors for the fiscal year ended December 31, 2004.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 3.	Approval of the stock option component of the stock option and restricted stock plan for the Company (the “New Plan”).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 4.	Approval of the restricted stock component of the New Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 5.	Approval of the payment of cash and equity compensation to Milton “Todd” Ault III (“Ault”), Lynne Silverstein (“Silverstein”), and Louis Glazer and Melanie Glazer (the “Glazers”), each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the Delaware General Corporate Law (“DGCL”)) of the Company.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 6.	Approval of the sale of common stock par value $1.00 of the Company (“Common Stock”), warrants to purchase Common Stock (“Warrants”) and other securities representing indebtedness convertible into Common Stock to Ault, Silverstein and the Glazers, each of whom may be deemed to be an “interested stockholder” (as defined in Section 203 of the DGCL), on terms that are approved by a majority of the Board (including a majority of “disinterested directors”) consistent with its fiduciary duties and market terms existing at the time of such offering, including those relating to price per share, interest rate, warrant coverage and registration rights for such issuances and the requirements of applicable law, including the Investment Company Act of 1940, as amended (the “Investment Company Act”).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 7.	Approval of the certificate of amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) to reduce the par value of the Common Stock from $1.00 per share to $0.33 per share and effect a three-for-one split of the Common Stock (the “Stock Split”).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 8.	Approval of the prospective issuance of bonds, notes or other evidences of indebtedness that are convertible into Common Stock (“Convertible Bonds,” “Convertible Notes” or “Other Convertible Indebtedness”) in accordance with the requirements of the Investment Company Act.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 9.	Approval of the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 10.	Approval of the Certificate of Amendment to change the name of the Company to “Patient Safety Technologies, Inc.”

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 11.	Approval of the Certificate of Amendment to decrease the authorized number of shares of Common Stock from 50,000,000 shares to 25,000,000 shares and decrease the authorized number of shares of Preferred Stock from 10,000,000 shares to 1,000,000 shares.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE DATE,
SIGN AND MAIL PROXY CARD IN THE ENCLOSED ENVELOPE

     Signature of Preferred Stockholder(s)                              Dated           ,2005

     Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.